Securities Act File No. 333-122917

ICA No. 811- 21720

As filed with the Securities and Exchange Commission on August 29, 2011

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _______	[ ]

Post-Effective Amendment No. __303___	[ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 304	[ X ]

 (Check Appropriate Box or Boxes)

Northern Lights Fund Trust

(Exact Name of Registrant as Specified in Charter)

4020 South 147th Street

Omaha, NE 68137

Attention:  Michael Miola

 (Address of Principal Executive Offices)(Zip Code)

(402) 895-1600

 (Registrant's Telephone Number, Including Area Code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With a copy to:

JoAnn M. Strasser, Esq. Thompson Hine LLP 312 Walnut Street, Suite 1400 Cincinnati, Ohio 45202 513-352-6725 (phone) 513-241-4771 (fax)	Emile R. Molineaux, General Counsel Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, New York 11788 (631) 470-2616

 Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

()

immediately upon filing pursuant to paragraph (b).

()

on (date) pursuant to paragraph (b).

()

60 days after filing pursuant to paragraph (a)(1).

()

on (date) pursuant to paragraph (a)(1).

(X)

75 days after filing pursuant to paragraph (a)(2).

()

on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SUBJECT TO COMPLETION November [_], 2011

RPG EMERGING MARKET PREMIUM SECTOR ROTATION FUND

Class	A	Shares	[ticker]
Class	C	Shares	[ticker]
Class	I	Shares	[ticker]

PROSPECTUS NOVEMBER [_], 2011

Advised by: Risk Paradigm Group, LLC 5900 Southwest Parkway Building 5, Suite 500 Austin, TX 78735	Sub-Advised by: f [2] F-Squared Institutional Advisors, LLC 2221 Washington Street Suite 201 Newton, MA 02462

www.riskparadigmgroup.com                                                                                                                                                           1-855-DRP-5155

This Prospectus provides important information about the Fund that you should know before investing. Please read it carefully and keep it for future reference.

The information in this prospectus is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Advisor
Investment Advisor Portfolio Managers
Sub-Advisor
Sub-Advisor Portfolio Manager
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Advisor
Investment Advisor Portfolio Managers
Sub-Advisor
Sub-Advisor Portfolio Manager
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
HOW TO REDEEM SHARES
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
DISTRIBUTION OF SHARES
Distributor
Distribution Fees
Additional Compensation to Financial Intermediaries
Householding
FINANCIAL HIGHLIGHTS
Privacy Notice

FUND SUMMARY

Investment Objective: The Fund seeks capital appreciation with less volatility than emerging market indices.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $ 25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page [_] of the Fund's Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a% of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a% of original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.10%	1.10%	1.10%
Distribution and Service (12b-1) Fees	0.30%	1.00%	0.00%
Other Expenses (1)	0.29%	0.29%	0.29%
Acquired Fund Fees and Expenses (1) (2)	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.89%	2.59%	1.59%

(1)

Based on estimated amounts for the current fiscal year.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years
Class A	$[__]	$[__]
Class C	$[__]	$[__]
Class I	$[__]	$[__]

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.

Principal Investment Strategies:  The Fund's advisor seeks to achieve the Fund's investment objective by rotating asset allocation among exchange-traded funds ("ETFs") that represent common stocks of companies in nine emerging market sectors.  By allocating Fund assets among these ETFs, the advisor seeks to track the AlphaSectorTM EM Premium Index (the "AEMP Index"), a public index published by Active Index Solutions, LLC, a wholly owned subsidiary of F-Squared Investments, Inc.  Under normal market conditions, the Fund invests at least 80% of its assets in securities of emerging market issuers via ETFs.  The Fund invests without restriction as to country, but invests primarily in large capitalization companies.  The Fund defines large capitalization companies as those with market capitalization above $7 billion.

Allocations in the AEMP Index are based on a proprietary quantitative model that seeks to determine the probability of a sector achieving a positive absolute return on a forward looking basis.  If the sector is deemed to have a low probability of a positive return, it is removed from the AEMP Index.  Consequently, the advisor allocates assets between emerging markets and defensive investments, such as a short-term US Treasury ETF, when an emerging markets sector is deemed to have a low probability of a positive return.  The advisor may invest in swap contracts linked to an emerging market sector ETF when it believes a swap has a higher expected return.  The Fund does not invest more than 25% of its assets in swap contracts with any one counterparty.

The advisor employs a sub-advisor to provide suggested sector allocations based on the sub-advisor's proprietary AEMP Index quantitative model.

AEMP Index

The AEMP Index classifies emerging market economic sectors into the following nine groups.

Emerging Market Sectors
Basic Materials	Utilities	Consumer Services
Industrials	Financials	Consumer Goods
Energy		Health Care
Technology

The advisor buys investments that the AEMP Index model indicates are undervalued and sells them when the model indicates they have reached their target price or more attractive investments are available.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance.

The following risks apply to the Fund through its investments in ETFs and swaps.

•

Emerging Market Risk.  Countries with emerging markets may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

•

ETF Risk.  The cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  Each ETF is subject to specific risks, depending on the nature of the fund.

•

Foreign Investment Risk.  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, instability and differing auditing and legal standards.

•

Interest Rate Risk.  Typically, a rise in interest rates causes a decline in the value of U.S. Treasury fixed income securities.

•

Limited History of Operations.  The Fund is a new mutual fund and has a limited history of operation.  In addition, the advisor has limited experience managing a mutual fund.

•

Management Risk. The advisor's judgments about the potential appreciation of a particular security or swap in which the Fund invests may prove to be incorrect.  The sub-advisor's judgments about the potential appreciation of a particular sector may prove incorrect.  Additionally, the advisor's judgments about the value of the sub-advisor's recommendations may prove incorrect.  The advisor's implementation of the sub-advisor's recommendations might not accurately track the AEMP Index.

•

Market Risk.  Overall financial market risk may affect the value of individual instruments in which the Fund invests.  Factors such as domestic and foreign economic growth and market conditions, interest rate levels, and political events affect the securities markets.  When the value of the Fund's investments goes down, your investment in the Fund decreases in value and you could lose money.

•

Swaps Risk.  The Fund's use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk, tracking risk and counterparty default risk.

Performance:  Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time.  In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting www.riskparadigmgroup.com or by calling 1-855-DRP-5155.

Investment Advisor: Risk Paradigm Group, LLC.

Investment Advisor Portfolio Managers:  Chris Jensen, Managing Director of the advisor, and Jason McGinty, Managing Director of the advisor, have served the Fund as portfolio managers since it commenced operations in 2011.

Sub-Advisor:  F-Squared Institutional Advisors, LLC.

Sub-Advisor Portfolio Manager:  Howard Present, President and Chief Executive Officer of the sub-advisor, has served the Fund as a portfolio manager since it commenced operations in 2011.

Purchase and Sale of Fund Shares: The minimum initial investment in Class A and C shares is $2,500 and the minimum subsequent investment amount is $100. Class I shares require a minimum initial investment of $1,000,000 and there is no minimum subsequent investment amount.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.  However, these dividend and capital gain distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective

The Fund seeks capital appreciation with less volatility than emerging market indices. The Fund's investment objective and its 80% investment policy may be changed without shareholder approval by the Fund's Board of Trustees upon 60 days written notice to shareholders.

Principal Investment Strategies

Sub-Advisor Model

The sub-advisor's model suggests allocations to the emerging market sectors using a binary model, with sectors either included or entirely excluded.  The analytical model does not attempt to determine relative weights to other sectors; it simply seeks to determine whether or not each sector is positioned to produce positive absolute returns. Sectors that are included are equally weighted, subject to a maximum allocation per-sector of 25%, at the time of rebalancing.  When three or fewer sectors are represented, the sub-advisor's model suggests allocation to high-quality short-term securities.  The sub-advisor updates the model output weekly.

Principal Investment Risks

The following risks apply to the Fund through its investments in ETFs and swaps.

•

Emerging Market Risk:  In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.

•

ETF Risk:  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by a Fund.  As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange.  ETF shares may trade at a discount to or a premium above net asset value if there is a limited market in such shares.  ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Because the value of ETF shares depends on the demand in the market, the advisor or a sub-advisor may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting performance.  Each ETF is subject to specific risks, depending on the nature of the ETF. These risks could include liquidity risk, sector risk and emerging market risk.  ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track, if any, because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

•

Foreign Investment Risk.  The Fund could be subject to greater risks because the Fund's performance may depend on factors other than the performance of securities of U.S. issuers.  Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. Issuers.  There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign companies could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

•

Interest Rate Risk:  Typically, a rise in interest rates causes a decline in the value of U.S. Treasury fixed income securities.  In general, the market price of debt securities with longer maturities will decrease more in response to changes in interest rates than shorter-term securities.

•

Limited History of Operations.  The Fund is a new mutual fund and has a limited history of operation.  The advisor has limited experience managing a mutual fund.  Mutual funds and their advisors are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code that do not apply to the advisor's management of individual and institutional accounts.  As a result, investors cannot judge likely mutual fund performance of the advisor by its track record of managing non-mutual fund assets and the advisor may not achieve its intended result in managing the Fund.

•

Management Risk. The advisor's judgments about the potential appreciation of a particular security or swap in which the Fund invests may prove to be incorrect.  The sub-advisor's judgments about the potential appreciation of a particular sector may prove incorrect.  Additionally, the advisor's judgments about the value of the sub-advisor's recommendations may prove incorrect.  The advisor's implementation of the sub-advisor's recommendations might not accurately track the AEMP Index.

•

Market Risk.  Common stock, fixed income and swap markets can be volatile.  In other words, the prices of securities and derivatives can fall rapidly in response to developments affecting a specific company or sector, or to changing economic, political or market conditions.  The Fund's investments may decline in value if markets perform poorly.  There is also a risk that the Fund's investments will underperform either the securities markets generally or particular segments of the securities markets.

•

Swaps Risk.  The Fund's use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities including leverage risk, tracking risk and counterparty default risk.  Swaps include elements of leverage and, accordingly, the fluctuation of the value of the derivative instruments in relation to the underlying asset may be magnified.  Tracking risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an swap and price movements of investments for which it serves as a substitute. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.  Counterparties may be unable or unwilling to make swap contract payments to the Fund, resulting in losses. The successful use of swaps depends upon a variety of factors, particularly the ability of the advisor to predict movements of the securities markets, which requires different skills than predicting changes in the prices of individual securities.  There can be no assurance that any particular strategy adopted will succeed.

Temporary Investments: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities (including an ETF that represents the short-term US Treasury market sector) as well as money market instruments.  These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays its pro-rata portion of such money market funds' advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure: A description of the Fund's policies regarding the release of portfolio holdings information is available in the Fund's Statement of Additional Information.  The Fund will post a list of its top 10 holdings on the website at www.riskparadigmgroup.com thirty (30) days after each month end. Shareholders may request portfolio holdings schedules at no charge by calling 1-(855)-DRP-5155.

MANAGEMENT

Investment Advisor

Risk Paradigm Group, LLC, 5900 Southwest Parkway, Building 5, Suite 500, Austin, TX 78735 serves as the investment advisor for the Fund.  The advisor operated as a partnership from May 2010 to October, 2010, when it converted to a limited liability company.  The advisor provides investment advice to individual investors and pooled vehicles such as the Fund.  Subject to the supervision of the Fund's Board of Trustees, the advisor is responsible for managing the Fund's investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the Fund and the advisor.

The management fee set forth in the Fund's Investment Advisory Agreement is equal to an annual fee of 1.10% of the daily average net Fund assets, to be paid on a monthly basis.  In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of its securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

The Fund's advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least [__], 2012, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 2.20%, 2.95% and 1.95% of the daily average net assets attributable to each of the Class A, Class C and Class I shares, respectively.  Waivers and expense payments may be recouped by the advisor from the Fund, to the extent that overall expenses fall below the foregoing expense limits, within three years of when the amounts were waived or expended.  A discussion regarding the basis for the Board of Trustee's approval of the Investment Advisory Agreement will be available in the Fund's first annual or semi-annual shareholder report.

Chris Jensen

Managing Director

Mr. Jensen serves as Managing Director of the advisor.  Additionally, he serves as Managing Director of the alternative asset manager Iknetics Capital Partners, LLC, a position held since June, 2008.  From January 2009 until present, Mr. Jensen has also served as an investment portfolio manager for the ICP Endowment Stability Fund, LP, a 40-Act exempt 3(c)(1) onshore Delaware registered fund.  From May 2006 until June 2008, Mr. Jensen served as a Director for Oaks Development Group, a commercial real estate investment company.  From September 2001 through May 2006, Mr. Jensen served as Sales Director for General Aviation Services, a corporate aircraft sales, acquisition, & brokerage organization.

Jason McGinty

Managing Director

Mr. McGinty serves as Managing Director of the advisor.  Additionally, he serves as Chief Investment Officer of RAM Financial Group.  Mr. McGinty has worked for RAM Financial Group since 2001 as a Research Analyst before assuming the role of Chief Investment Officer in 2006.  Along with 16 years trading experience Jason has a real estate license and extensive due diligence and investment experience in the alternative investment space.

Sub-Advisor

F-Squared Institutional Advisors, LLC, located at 2221 Washington Street, Suite 201, Newton, Massachusetts 02462, serves as sub-advisor to the Fund.  Subject to the supervision of the Fund's Board of Trustees and the advisor, the sub-advisor is responsible for providing suggested sector allocations based on the sub-advisor's proprietary quantitative model under a Sub-Advisory Agreement between the advisor and the sub-advisor.  The sub-advisory management fee set forth in the Sub-Advisory Agreement is equal to an annual fee of 0.55% of the daily average net Fund assets, to be paid on a monthly basis.  The sub-advisor is paid by the advisor, not the Fund.  F-Squared Institutional Advisors, LLC has been an investment advisor since 2010, but its parent company or affiliates have been an investment advisor since 2007.  The sub-advisor provides investment management and advisory services to institutional and mutual funds or other 40-Act vehicles.  As of July, 2011, F-Squared Institutional Advisors, LLC had approximately $2.8 billion in assets under management or advisement.  A discussion regarding the basis for the Board of Trustee's approval of the Sub-Advisory Agreement will be available in the Fund's first annual or semi-annual shareholder report.

Sub-Advisor Portfolio Manager

Howard Present

President and Chief Executive Officer

Mr. Present is co-founder, President and CEO of F-Squared Investment Management, LLC, the parent company of F-Squared Institutional Advisors, LLC.  Mr. Present has served in this capacity since 2006.  Previously, Mr. Present was founder and President of Helicon Partners LLC (2004-2006), a boutique management firm specializing in the financial services industry, as well as senior management roles at such firms as Evergreen Investments and Putnam Investments.  Mr. Present has over 20 years of investment management industry experience.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund.

HOW SHARES ARE PRICED

The net asset value ("NAV") and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business.  NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund's securities are valued each day at the last quoted sales price on each security's primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the advisor in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used.  In these cases, the Fund's NAV will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund may use independent pricing services to assist in calculating the value of the Fund's securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund's portfolio securities may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the advisor may need to price the security using the Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund's assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Share Classes:  This Prospectus describes three classes of shares offered by the Fund.  The Fund offers these three classes of shares so that you can choose the class that best suits your investment needs.  Please refer to the information below to select the class that best suits your investment needs.  The main differences between each class are sales charges, ongoing fees and minimum investment.  However, the Fund may waive investment minimums for each share class.  In choosing which class of shares to purchase, you should consider which will be most beneficial to you, given the amount of your purchase and the length of time you expect to hold the shares.  Each class of shares in the Fund represents interest in the same portfolio of investments in the Fund.  The Fund reserves the right to waive sales charges.

Class A Shares

Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The minimum initial investment in Class A shares is $2,500 and the minimum subsequent investment is $100.  The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions.  The Fund reserves the right to waive sales charges.  The following sales charges apply to your purchases of Class A shares of the Fund:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $25,000	5.75%	6.10%	5.00%
$25,000 to $49,999	5.00%	5.26%	4.25%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.83%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	0.00%

The advisor shall reimburse the Fund in connection with commissions retained by authorized broker-dealers on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on amounts over $3 million but less than $5 million, 0.25% on amounts over $5 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

As shown, investors that purchase $1,000,000 or more Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a Contingent Deferred Sales Charge ("CDSC") on shares redeemed within the first 12 months after their purchase in the amount of the commissions paid on those shares redeemed.  Shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. Shares held for 12 months or more are not subject to the CDSC.

You may be able to buy Class A Shares without a sales charge (i.e. "load-waived") when you are:

•

reinvesting dividends or distributions;

•

participating in an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services;

•

exchanging an investment in Class A Shares of another fund for an investment in the Fund;

•

a current or former director or trustee of the Fund;

•

an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any dependent of the employee, as defined in section 152 of the Internal Revenue Code) of the Fund's advisor or its affiliates or of a broker-dealer authorized to sell shares of the fund;

•

purchasing shares through the Fund's advisor; or

•

purchasing shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a special arrangement with the Fund.

Right of Accumulation

For the purposes of determining the applicable reduced sales charge, the right of accumulation allows you to include prior purchases of Class A shares of the Fund as part of your current investment as well as reinvested dividends. To qualify for this option, you must be either:

•

an individual;

•

an individual and spouse purchasing shares for your own account or trust or custodial accounts for your minor children; or

•

a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401, 403 or 457 of the Internal Revenue Code, including related plans of the same employer.

If you plan to rely on this right of accumulation, you must notify the Fund's distributor, Northern Lights Distributors, LLC at the time of your purchase. You will need to give the distributor your account numbers. Existing holdings of family members or other related accounts of a shareholder may be combined for purposes of determining eligibility. If applicable, you will need to provide the account numbers of your spouse and your minor children as well as the ages of your minor children.

Letter of Intent

The letter of intent allows you to count all investments within a 13-month period in Class A shares of the Fund as if you were making them all at once for the purposes of calculating the applicable reduced sales charges.  The minimum initial investment under a letter of intent is 5% of the total letter of intent amount.  The letter of intent does not preclude the Fund from discontinuing sales of its shares.  You may include a purchase not originally made pursuant to a letter of intent under a letter of intent entered into within 90 days of the original purchase.  To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of the Fund which were previously purchased at a price including a front end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the historical cost of shares of other Funds you currently own acquired in exchange for shares the Fund purchased during that period at a price including a front-end sales charge.  You may combine purchases and exchanges by family members (limited to spouse and children, under the age of 21, living in the same household). You should retain any records necessary to substantiate historical costs because the Fund, the transfer agent and any financial intermediaries may not maintain this information. Shares acquired through reinvestment of dividends are not aggregated to achieve the stated investment goal.

Class C Shares:  Class C shares of the Fund are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class C shares pay up to 1.00% on an annualized basis of the average daily net assets as reimbursement or compensation for service and distribution-related activities with respect to the Fund and/or shareholder services.  Over time, fees paid under this distribution and service plan will increase the cost of a Class C shareholder's investment and may cost more than other types of sales charges.  The minimum initial investment in Class C shares is $2,500 and the minimum subsequent investment is $ 100.

Class I Shares:  Class I shares of the Fund are sold at NAV without an initial sales charge.  This means that 100% of your initial investment is placed into shares of the Fund.  Class I shares require a minimum initial investment of $1,000,000 and subsequent investments may be made in any amount.

Factors to Consider When Choosing a Share Class:  When deciding which class of shares to purchase, you should consider your investment goals, present and future amounts you may invest in the Fund, and the length of time you intend to hold your shares.  You should consider, given the length of time you may hold your shares, whether the ongoing expenses of Class C shares will be greater than the front-end sales charge of Class A shares and to what extent such difference may be offset by the lower ongoing expenses on Class A shares.  You should also consider whether your investment in the Fund meets the minimum for Class I shares, which have no front-end sales change and no 12b-1 fees.  To help you make a determination as to which class of shares to buy, please refer back to the examples of the Fund's expenses over time in the Fees and Expenses section for the Fund in this Prospectus.  You also may wish to consult with your financial advisor for advice with regard to which share class would be most appropriate for you.

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address:

Regular/Express/Overnight Mail

RPG EMERGING MARKET PREMIUM SECTOR ROTATION FUND

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the Application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder's identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855 -DRP-5155 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund's designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Purchase by Internet: [____________]

Automatic Investment Plan: You may participate in the Fund's Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Fund through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-855-DRP-5155 for more information about the Fund's Automatic Investment Plan.

Minimum and Additional Investment Amounts: The minimum initial investment in Class A and C shares is $2,500, and the minimum subsequent investment is $100. Class I shares require a minimum initial investment of $1,000,000 and there is no minimum subsequent requirement amount.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.  The Fund reserves the right to waive any investment minimum requirement.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institution, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. The Fund will not accept payment in cash, including cashier's checks or money orders. Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note: Gemini Fund Services, LLC, the Fund's transfer agent, will charge a $25 fee against a shareholder's account, in addition to any loss sustained by the Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order.

"Good order" means your purchase request includes:

• the name of the Fund

• the dollar amount of shares to be purchased

• a completed purchase application or investment stub

• check payable to the "RPG EMERGING MARKET PREMIUM SECTOR ROTATION FUND"

Retirement Plans: You may purchase shares of the Fund for your individual retirement plans. Please call the Funds at 1-855-DRP-5155 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

HOW TO REDEEM SHARES

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular/Express/Overnight Mail

RPG EMERGING MARKET PREMIUM SECTOR ROTATION FUND

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

Redemptions by Telephone:  The telephone redemption privilege is automatically available to all new accounts except retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.  The proceeds, which are equal to number of shares times NAV less any applicable deferred sales charges, will be sent by mail to the address designated on your account or sent electronically, via ACH or wire, directly to your existing account in a bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, call 1-855-DRP-5155.  The redemption proceeds normally will be sent by mail or electronically within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund's transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Redemptions by Internet: [____________]

Automatic Withdrawal Plan: If your individual account, IRA or other qualified plan account has a current account value of at least $50,000, you may participate in the Fund's Automatic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $500 on specified days of each month into your established bank account. Please contact the Fund at 1-855-DRP-5155 for more information about the Fund's Automatic Withdrawal Plan.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities ("redemption in kind") if the amount is greater than $250,000 or 1% of the Fund's assets. The securities will be chosen by the Fund and valued at the Fund's net asset value. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in "good order" as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in "good order." If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank (usually within 10 days of the purchase date).

Good Order:  Your redemption request will be processed if it is in "good order."  To be in good order, the following conditions must be satisfied:

•

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

•

The request must identify your account number;

•

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

•

If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees:  If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed.  A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

•

you request a redemption to be made payable to a person not on record with the Fund;

•

you request that a redemption be mailed to an address other than that on record with the Fund;

•

the proceeds of a requested redemption exceed $50,000;

•

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

•

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations).  Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $2,500 for Class A and C shares and $1,000,000 for Class I shares, the Fund may notify you that, unless the account is brought up to at least $2,500 and $100,000, respectively, within 30 days of the notice, your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below $2,500 or $100,000, respectively, due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy;"

• Reject or limit specific purchase requests; and

• Reject purchase requests from certain investors

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the advisor or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the advisor will be liable for any losses resulting from rejected purchase orders. The advisor may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale or exchange of a Fund's shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gains annually in December.  Both types of distributions will be reinvested in shares of the Fund unless you elect to receive cash.  Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending.  The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice.  You should consult your own tax advisors to determine the tax consequences of owning the Fund's shares.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC, 4020 South 147th Street, Omaha, Nebraska 68137, is the distributor for the shares of the Fund. Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Shares of the Fund are offered on a continuous basis.

Distribution Fees: The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan"), pursuant to which the Fund may pay the Fund's distributor an annual fee for distribution and shareholder servicing expenses of 0.30% and 1.00% of the Fund's average daily net assets attributable to Class A and Class C shares, respectively.

The Fund's distributor and other entities are paid under the Plan for services provided and the expenses borne by the distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the Financial Industry Regulatory Authority due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Fund's distributor, its affiliates, and the Fund's advisor may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others. These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus. These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs. These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The distributor may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at the distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-855-DRP-5155 on days the Fund is open for business or contact your financial institution.  The Fund will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

Because the Fund has only recently commenced investment operations, no financial highlights are available for the Fund at this time.  In the future, financial highlights will be presented in this section of the Prospectus.

PRIVACY NOTICE
FACTS		WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

   The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Northern Lights Fund Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?		Call 1-402-493-4603
Who we are
Who is providing this notice?	Northern Lights Fund Trust
What we do
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver's license

We also collect your personal information from other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only

▪    Sharing for affiliates' everyday business purposes – information about your creditworthiness

▪    Affiliates from using your information to market to you

▪    Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Northern Lights Fund Trust does not jointly market.

RPG EMERGING MARKET PREMIUM SECTOR ROTATION FUND

Advisor	Risk Paradigm Group, LLC 5900 Southwest Parkway Building 5, Suite 500 Austin, TX 78735	Distributor	Northern Lights Distributors, LLC 4020 South 147th Street Omaha, NE 68137
Custodian	[Union Bank, National Association 350 California Street 6th Floor San Francisco, CA 94104]	Legal Counsel	Thompson Hine, LLP 312 Walnut Street, 14th floor Cincinnati, OH 45202
Transfer Agent	Gemini Fund Services, LLC 4020 South 147th Street, Suite 2 Omaha, NE 68137	Independent Registered Public Accountant	[Cohen Fund Audit Services, Ltd. 800 Westpoint Pkwy, Suite 1100 Westlake, OH 44145]

Additional information about the Fund is included in the Fund's Statement of Additional Information dated November [_], 2011 (the "SAI"). The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus). The SAI provides more details about the Fund's policies and management.  Additional information about the Fund's investments will also be available in the Fund's Annual and Semi-Annual Reports to Shareholders.  In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI and the Annual and Semi-Annual Reports to Shareholders, or other information about the Fund, or to make shareholder inquiries about the Fund, please call 1-855-DRP-5155.  The Fund does not have a website; however information relating to the Fund can be found at www.riskparadigmgroup.com. You may also write to:

RPG EMERGING MARKET PREMIUM SECTOR ROTATION FUND

c/o Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, Nebraska 68137

You may review and obtain copies of the Fund's information at the SEC Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.

Investment Company Act File # 811-21720

SUBJECT TO COMPLETION November [_], 2011

The information in this Statement of Additional Information is not complete and may be changed.  We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.  This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

RPG EMERGING MARKET PREMIUM SECTOR ROTATION FUND

A Series of Northern Lights Fund Trust

Class	A	Shares	[ticker]
Class	C	Shares	[ticker]
Class	I	Shares	[ticker]

STATEMENT OF ADDITIONAL INFORMATION

November [_], 2011

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus of the RPG Emerging Market Premium Sector Fund (the "Fund") dated November [_], 2011.  The Fund's Prospectus is hereby incorporated by reference, which means it is legally part of this SAI.  You can obtain copies of the Fund's Prospectus, and when first produced, annual or semiannual reports without charge by contacting the Fund's transfer agent, Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137 or by calling 1 -855-273-0869.

TABLE OF CONTENTS

THE FUND
TYPES OF INVESTMENTS
INVESTMENT RESTRICTIONS
POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS
MANAGEMENT
CONTROL PERSONS AND PRINCIPAL HOLDERS
INVESTMENT ADVISOR
SUB-ADVISOR
DISTRIBUTION OF SHARES
PORTFOLIO MANAGERS
ALLOCATION OF PORTFOLIO BROKERAGE
PORTFOLIO TURNOVER
OTHER SERVICE PROVIDERS
DESCRIPTION OF SHARES
ANTI-MONEY LAUNDERING PROGRAM
PURCHASE, REDEMPTION AND PRICING OF SHARES
TAX STATUS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
APPENDIX –ADVISOR'S PROXY VOTING POLICIES AND PROCEDURES

THE FUND

The RPG Emerging Market Premium Sector Rotation Fund is a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the "Trust").  The Trust is registered as an open-end management investment company.  The Trust is governed by its Board of Trustees (the "Board" or "Trustees").

The Fund may issue an unlimited number of shares of beneficial interest.  All shares of the Fund have equal rights and privileges.  Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote.  In addition, each share of the Fund is entitled to participate in its proportionate share with other shares, on a per-class basis, (i) in dividends and distributions declared by the Fund and (ii) on liquidation, to its proportionate share of the assets remaining after satisfaction of outstanding liabilities.  Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights.  Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a diversified series of the Trust. Risk Paradigm Group, LLC (the "Advisor") is the Fund's investment advisor.  F-Squared Institutional Advisors, LLC (the "Sub-Advisor") is the Fund's investment sub-advisor.  The Fund's investment objective, restrictions and policies are more fully described here and in the Prospectus.  The Board may start other series and offer shares of a new fund under the Trust at any time.  The Board of Trustees may classify and reclassify the shares of the Fund into additional classes at a future date.

The Fund offers three classes of shares: Class A shares, Class I shares and Investor Class shares.  Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.  The Board of Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Under the Trust's Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of the Fund and a description of its principal investment strategies are set forth under "Fund Summary" in the Prospectus.  The Fund's investment objective is not "fundamental" and may be changed without the approval of a majority of its outstanding voting securities, however, shareholders will be given at least 60 days notice of such a change.

The following information describes securities in which the Fund may invest and their related risks.

EQUITY SECURITIES

Equity securities include common stock and securities convertible into common stocks, such as convertible bonds, warrants, rights and options.  The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions.  Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

The Fund may invest in convertible securities and non-investment grade convertible securities.  Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

Income Trusts

The Fund may invest in income trusts which are investment trusts that hold assets that are income producing.  The income is passed on to the "unitholders."  Each income trust has an operating risk based on its underlying business.  The term may also be used to designate a legal entity, capital structure and ownership vehicle for certain assets or businesses.  Shares or "trust units" are traded on securities exchanges just like stocks.  Income is passed on to the investors, called unitholders, through monthly or quarterly distributions.  Historically, distributions have typically been higher than dividends on common stocks.  The unitholders are the beneficiaries of a trust, and their units represent their right to participate in the income and capital of the trust. Income trusts generally invest funds in assets that provide a return to the trust and its beneficiaries based on the cash flows of an underlying business.  This return is often achieved through the acquisition by the trust of equity and debt instruments, royalty interests or real properties. The trust can receive interest, royalty or lease payments from an operating entity carrying on a business, as well as dividends and a return of capital.

Each income trust has an operating risk based on its underlying business; and, typically, the higher the yield, the higher the risk. They also have additional risk factors, including, but not limited to, poorer access to debt markets.  Similar to a dividend paying stock, income trusts do not guarantee minimum distributions or even return of capital.  If the business starts to lose money, the trust can reduce or even eliminate distributions; this is usually accompanied by sharp losses in a unit's market value.  Since the yield is one of the main attractions of income trusts, there is the risk that trust units will decline in value if interest rates offering in competing markets, such as in the cash/treasury market, increase.  Interest rate risk is also present within the trusts themselves because they hold very long term capital assets (e.g. pipelines, power plants, etc.), and much of the excess distributable income is derived from a maturity (or duration) mismatch between the life of the asset, and the life of the financing associated with it.  In an increasing interest rate environment, not only does the attractiveness of trust distributions decrease, but quite possibly, the distributions may themselves decrease, leading to a double whammy of both declining yield and substantial loss of unitholder value.  Because most income is passed on to unitholders, rather than reinvested in the business, in some cases, a trust can become a wasting asset unless more equity is issued.  Because many income trusts pay out more than their net income, the unitholder equity (capital) may decline over time. To the extent that the value of the trust is driven by the deferral or reduction of tax, any change in government tax regulations to remove the benefit will reduce the value of the trusts.  Generally, income trusts also carry the same risks as dividend paying stocks that are traded on stock markets.

Publicly Traded Partnerships

The Fund may invest in publicly traded partnerships ("PTPs").  PTPs are limited partnerships the interests in which (known as "units") are traded on public exchanges, just like corporate stock.  PTPs are limited partnerships that provide an investor with a direct interest in a group of assets (generally, oil and gas properties).  Publicly traded partnership units typically trade publicly, like stock, and thus may provide the investor more liquidity than ordinary limited partnerships.  Publicly traded partnerships are also called master limited partnerships and public limited partnerships.  A limited partnership has one or more general partners (they may be individuals, corporations, partnerships or another entity) which manage the partnership, and limited partners, which provide capital to the partnership but have no role in its management.  When an investor buys units in a PTP, he or she becomes a limited partner.  PTPs are formed in several ways. A non-traded partnership may decide to go public.  Several non-traded partnerships may "roll up" into a single PTP.  A corporation may spin off a group of assets or part of its business into a PTP of which it is the general partner, either to realize what it believes to be the assets' full value or as an alternative to issuing debt.  A corporation may fully convert to a PTP, although since 1986 the tax consequences have made this an unappealing; or, a newly formed company may operate as a PTP from its inception.

There are different types of risks to investing in PTPs including regulatory risks and interest rate risks.  Currently most partnerships enjoy pass through taxation of their income to partners, which avoids double taxation of earnings. If the government were to change PTP business tax structure, unitholders would not be able to enjoy the relatively high yields in the sector for long.  In addition, PTP's which charge government-regulated fees for transportation of oil and gas products through their pipelines are subject to unfavorable changes in government-approved rates and fees, which would affect a PTPs revenue stream negatively.  PTPs also carry some interest rate risks. During increases in interest rates, PTPs may not produce decent returns to shareholders.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as "Equity REITs", "Mortgage REITs" and "Hybrid REITs." An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

DERIVATIVES

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operations.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

Options On Securities

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, that Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indices will be subject to the ability of the advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund.  Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions. Transactions using options (other than options that a Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities.  The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, a Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Swap Agreements

The Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund's portfolio.

Whether the Fund's use of swap agreements enhance the Fund's total return will depend on the Advisor's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund's Advisor will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

Certain Investment Techniques and Derivatives Risks.

When the Advisor of a Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund.  Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less then the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

FIXED INCOME/DEBT/BOND SECURITIES

Yields on fixed income securities, which the Fund defines to include preferred stock, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

The Fund may invest in debt securities, including non-investment grade debt securities.  The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause the Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers' Acceptances

The Fund may invest in certificates of deposit and bankers' acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  It may secured by letters of credit, a surety bond or other forms of collateral.  Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper.  As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.  Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances.  Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates.  If interest rates rise, commercial paper prices will decline.  The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase.  Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities.  As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations, which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund's advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund's investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation ("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $250,000. The Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

High Yield Securities

The Fund may invest in high yield securities.  High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody's). Other terms used to describe such securities include "lower rated bonds," "non-investment grade bonds," "below investment grade bonds," and "junk bonds." These securities are considered to be high-risk investments. The risks include the following:

Greater Risk of Loss.  These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes.  The income and market value of lower-rated securities may fluctuate more than higher rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn. For example, in 2000, 2001 and 2002, the default rate for high yield securities was significantly higher than in the prior or subsequent years.

Valuation Difficulties.  It is often more difficult to value lower rated securities than higher rated securities. If an issuer's financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

Liquidity.  There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer's financial condition is deteriorating.

Credit Quality.  Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

New Legislation.  Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980's, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund's investments in lower rated securities.

High yield, high risk investments may include the following:

Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

Zero-fixed-coupon debt securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

Pay-in-kind bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds.  These are bonds sold without registration under the Securities Act of 1933, as amended ("1933 Act"), usually to a relatively small number of institutional investors.

Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries ("LDCs").

Securities issued in connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.  The  Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities.  Municipal obligations generally include debt obligations issued to obtain funds for various public purposes.  Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects.  Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations.  Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objectives.  Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes.  General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of interest and principal.  Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source.  Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users.  Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments.  Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations.  Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract.  They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets.  The Fund may invest in Underlying Funds that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See "Participation Interests" section). States have different requirements for issuing municipal debt and issuing municipal leases.  Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a "non-appropriation" clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.  Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes.  Accordingly, such obligations are subject to "non-appropriation" risk.  Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (TIPS).  TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation.  The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI).  If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent.  If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency Obligations

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("GNMA"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("FHLMC"), the Farm Credit Banks, the Federal National Mortgage Association ("FNMA"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that FNMA and FHLMC had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both FNMA and FHLMC to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of FNMA and FHLMC.

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PC's"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities' weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as "modified pass-through securities." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC.  FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a U.S. government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs"), which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

Resets. The interest rates paid on the Adjustable Rate Mortgage Securities ("ARMs") in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

Caps and Floors. The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Preferred Stock

The Fund defines preferred stock as form of fixed income security because it has similar features to other forms of fixed income securities.  Preferred stocks are securities that have characteristics of both common stocks and corporate bonds. Preferred stocks may receive dividends but payment is not guaranteed as with a bond. These securities may be undervalued because of a lack of analyst coverage resulting in a high dividend yield or yield to maturity.  The risks of preferred stocks include a lack of voting rights and the Fund's Advisor may incorrectly analyze the security, resulting in a loss to the Fund.  Furthermore, preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund.  Preferred stock may also be convertible in the common stock of the issuer.  Convertible securities may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. A convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.  In general, preferred stocks generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.  The Fund may invest in preferred stock with any or no credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock market value may change based on changes in interest rates.

Foreign Securities

The Fund may invest in securities of foreign issuers and exchange traded funds ("ETFs") and other investment companies that hold a portfolio of foreign securities.  Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies.  There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.  There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States.  Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government.  There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.  Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent the Fund's currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund's assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements).  Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund's assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities.  The Fund may purchase securities of emerging market issuers and ETFs and closed end funds that invest in emerging market securities.  Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Depositary Receipts.  The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  Many of the risks described above regarding foreign securities apply to investments in ADRs.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act")) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Underlying Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc.

Under guidelines adopted by the Trust's Board, the Advisor of the Fund may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Advisor will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Advisor will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization ("NRSRO") or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Advisor determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Fund's Advisor to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Investment Companies

The Fund may invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds (also referred to as "Underlying Funds").  The 1940 Act provides that the mutual funds may not: (1) purchase more than 3% of an investment company's outstanding shares; (2) invest more than 5% of its assets in any single such investment company (the "5% Limit"), and (3) invest more than 10% of its assets in investment companies overall (the "10% Limit"), unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order.

In addition, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company's total outstanding shares in any period of less than thirty days. The Fund (or the Advisor acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund's shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the NASD for funds of funds.

The Fund and any "affiliated persons," as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any Underlying Fund.  Accordingly, when affiliated persons hold shares of any of the Underlying Funds, the Fund's ability to invest fully in shares of those funds is restricted, and the Advisor must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an Underlying Fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the Underlying Fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an Underlying Fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the Securities and Exchange Commission ("SEC"). In such cases, the Fund may hold securities distributed by an Underlying Fund until the Advisor determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Underlying Funds are made independently of the Fund and its Advisor. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.  Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

Closed-End Investment Companies. The Fund may invest its assets in "closed-end" investment companies (or "closed-end funds"), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Advisor, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds. ETFs are typically passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs), which are unmanaged portfolios overseen by trustees and some ETFs may be grantor trusts.  An ETF typically holds a portfolio of securities or contracts designed to track a particular market segment or index.  Some examples of ETFs are Rydex SharesTM, ProShares®, SPDRs®, streetTRACKS, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM ("QQQsSM"), and iShares®.  The Fund expects to use EFT's as part of its overall investment strategy and as part of its hedging strategy.  To offset the risk of declining security prices, the Fund may invest in inverse ETFs.  Inverse EFTs are funds designed to rise in price when stock prices are falling.  Additionally, inverse EFT's may employ leverage which magnifies the changes in the underlying stock index upon which they are based.  Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if an inverse ETF's current benchmark is 200% of the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF's value should go up 10%).  ETFs generally have two markets.  The primary market is where institutions swap "creation units" in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends.  The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange.  This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated.  ETFs share many similar risks with open-end and closed-end funds.

There is a risk that an ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Fund intends to principally invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.  Although the Fund believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.

The Fund could also purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly.  The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.

ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. Investments in ETFs are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. ETFs also are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest exclusively in stocks and bonds. You will indirectly bear fees and expenses charged by the ETFs in addition to the Fund's direct fees and expenses. Finally, because the value of ETF shares depends on the demand in the market, the Advisor may not be able to liquidate the Fund's holdings at the most optimal time, adversely affecting the Fund's performance.

ETFs may also include high beta index funds ("HBIFs"), which track an index by investing in leveraged instruments such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices.  HBIFs are more volatile than the benchmark index they track and typically don't invest directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark.  On a day-to-day basis, HBIFs will target a volatility that is a specific percentage of the volatility of the underlying index.  HBIFs seek to provide investment results that will match a certain percentage greater than 100% of the performance of a specific benchmark on a daily basis.  For example, if a HBIF's current benchmark is 200% of the S&P 500 Index and it meets its objective, the value of the HBIF will tend to increase on a daily basis 200% of any increase in the underlying index (if the S&P 500 Index goes up 5% then the HBIF's value should go up 10%). When the value of the underlying index declines, the value of the HBIF's shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (if the S&P 500 Index goes down 5% then the value of the HBIF should go down 10%).

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Advisor. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled "Custodian") will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and the ability of the Fund's Advisor to manage them may be affected in the event the Fund's forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).  The Fund does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 50% of the value of the Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.  Borrowing Money.  The Fund will not borrow money, except:  (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.

2.  Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.  Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.  Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.  Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.  Loans.  The Fund will not make loans to other persons, except:  (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.  Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  The Fund will not invest 25% or more of its total assets in any investment company that concentrates.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1.  Pledging.  The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above.  Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.  Borrowing.  The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3.  Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on "margin."  This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4.  Illiquid Investments.  The Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on the Fund's investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund's investment portfolio, resulting from changes in the value of the Fund's total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund's portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

The Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  The Fund may also disclose its portfolio holdings by mailing a quarterly report to its shareholders.  In addition, the Fund will disclose its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Fund may choose to make available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund's portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

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The Advisor and Sub-Advisor.  Personnel of the Fund's Advisor and Sub-Advisor, including personnel responsible for managing the Fund's portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Advisor and Sub-Advisor to provide its management, administrative, and investment services to the Fund.  As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio manager in the trading of such securities, Advisor and Sub-Advisor personnel may also release and discuss certain portfolio holdings with various broker-dealers.

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Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant and administrator for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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[Union Bank, N.A.   Union Bank, N.A.] is the custodian for the Fund; therefore, its personnel have full daily access to the Fund's portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Fund.

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[Cohen Fund Audit Services, Ltd.  Cohen Fund Audit Services, Ltd.] is the Fund's independent registered public accounting firm; therefore, its personnel have access to the Fund's portfolio holdings in connection with auditing of the Fund's annual financial statements and providing assistance and consultation in connection with SEC filings.

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Thompson Hine LLP.  Thompson Hine LLP is counsel to the Fund; therefore its personnel have access to the Fund's portfolio holdings in connection with the review of the Fund's annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients. The Fund's Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund's portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Advisor or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund's portfolio holdings.

Compliance with Portfolio Holdings Disclosure Procedures.  The Fund's Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund's portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust's policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust's By-laws (the "Governing Documents"), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five (5) individuals, four (4) of whom are not "interested persons" (as defined under the 1940 Act) of the Trust and the Advisor and Sub-Advisor ("Independent Trustees"). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since the Trust was organized in 2005.  Mr. Miola is an interested person by virtue of his indirect controlling interest in Northern Lights Distributors, LLC (the Trust's distributor for the majority of the series of the Trust).  The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees.  The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust's Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications.

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of another mutual fund board outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and another fund board.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP") and serves as a member of another mutual fund board outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and another fund board.  Mr. L. Merill Bryan has over 40 years of business experience in the transportation field, serving as an executive with Union Pacific Corporation, holds a Bachelor of Science degree in Business Management, serves as a member of another mutual fund board outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and another fund board.  Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a holds Certified Public Accountant designation and serves as a member of 4 other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mark H. Taylor, Ph.D., CPA, has over two decades of academic experience in the accounting and auditing areas, has a Doctor of Philosophy degree in Accounting, holds the Certified Public Accountant designation, is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University, serves as a member of another mutual fund board outside of the Fund Complex, currently serves on the AICPA Auditing Standards Board, and like the other Board members, also possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and another fund board.  The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

                    Independent Trustees

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
L. Merill Bryan Age: 67	Trustee Since 2005	Retired. Formerly held various positions, including Senior Vice President and Chief Information Officer of Union Pacific Corporation (a transportation company) (1966-2005).	[92]	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Anthony J. Hertl Age: 61	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	[92]

AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund; Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisors Trust (2007- February 2011) and Global Real Estate Fund

Gary W. Lanzen Age: 57	Trustee Since 2005	President, Orizon Investment Counsel, LLC (2000-2006); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	[92]	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund
Mark H. Taylor Age: 47	Trustee Since 2007

Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).

			[92]	Ladenburg Thalmann Alternative Strategies Fund; Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)

                    Interested Trustees and Officers

Name, Address and Age	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Age: 58	Trustee Since 2005

Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).

			[92]	AdvisorOne Funds (10 portfolios); Ladenburg Thalmann Alternative Strategies Fund ; Constellation Trust Co.
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	President Since2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Treasurer Since 2006

Director of Fund Administration, Gemini Fund Services, LLC (since 2006); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (since 2004); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004).

			N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Secretary Since 2011	Director of Legal Administration, Gemini Fund Services, LLC (since 2009); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2006 - 2008).	N/A	N/A
Brian Nielsen Age: 38	Assistant Secretary Since 2011

Secretary and General Counsel for NorthStar Financial Services Group, LLC (since 2003); CLS Investments, LLC and Orion Advisor Services, LLC (since 2001); President, Manager, Secretary and General Counsel for Northern Lights Distributors, LLC (since 2003); Director, Secretary and General Counsel for Constellation Trust Company (since 2004); Assistant Secretary for Gemini Fund Services, LLC (since 2003) and Gemcom, LLC (since 2004); and Manager and Assistant Secretary for Northern Lights Compliance Services, LLC (since 2004).

			N/A	N/A
Lynn Bowley Age: 52	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Age: 41	Assistant Treasurer Since 2006	Vice President (2004 - Present); Senior Fund Administrator (1999-2004), Gemini Fund Services, LLC.	N/A	N/A
Erik Naviloff 450 Wireless Blvd. Hauppauge, NY 11788 Age: 42	Assistant Treasurer Since 2009	Assistant Vice President, Gemini Fund Services, LLC, since 2007; Senior Accounting Manager, Fixed Income, Dreyfus Corporation, 2002 to 2007.	N/A	N/A
Richard Gleason 450 Wireless Blvd. Hauppauge, NY 11788 Age: 34	Assistant Treasurer Since 2010	Manager of Fund Administration, Gemini Fund Services, LLC (since 2008); Senior Fund Administrator, Gemini Fund Services, LLC (2005-2008).	N/A	N/A
Dawn Borelli 450 Wireless Blvd. Hauppauge, NY 11788 Age: 38	Assistant Treasurer Since 2010	Assistant Vice President, Fund Administration, Gemini Fund Services, LLC (since 2010), Assistant Vice President, Global Fund Administration, Legg Mason & Co. LLC (2003 – 2010).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely.

** The term "Fund Complex" refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

*** Michael Miola is an "interested person" of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust's Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Funds' Distributor).

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act. The Audit Committee's responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust's independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust's financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust's independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor's independence; and (v) considering the comments of the independent auditors and management's responses thereto with respect to the quality and adequacy of the Trust's accounting and financial reporting policies and practices and internal controls.  The Audit Committee operates pursuant to an Audit Committee Charter.  The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate.  During the past fiscal year, the Audit Committee held twelve meetings.

Compensation

Effective June 30, 2011, each Trustee who is not affiliated with the Trust or Advisor or Sub-Advisor will receive a quarterly fee of $17,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, to be paid at the end of each calendar quarter. The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to June 30, 2011, each Trustee who is not affiliated with the Trust or Advisor or Sub-Advisor received a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, which was paid at the end of each calendar quarter. The Audit Committee Chairman receives $8,000 additional annual fee.  In addition, the Lead Independent Trustee receives $8,000 additional annual fee.  The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended April 30, 2011.  Each Trustee has attended all quarterly meetings.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust **	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex*** Paid to Trustees
L. Merill Bryan	$50,000	None	None	$60,000
Anthony J. Hertl	$58,000	None	None	$70,000
Gary Lanzen	$50,000	None	None	$60,000
Mark H. Taylor	$50,000	None	None	$60,000
Michael Miola*	None	None	None	None

*This Trustee is deemed to be an 'interested person' as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust's Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund's Distributor) and Northern Lights Compliance Services, LLC (the Trust's compliance service provider).

**There are currently multiple series comprising the Trust.  Trustees' fees will be allocated equally to each Fund in the Trust.

***The term "Fund Complex" refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2010 .

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
L. Merill Bryan	None	None
Anthony J. Hertl	None	None
Gary Lanzen	None	None
Mark Taylor	None	None
Michael Miola*	None	None

* This Trustee is deemed to be an 'interested person' as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust's Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Funds' Distributor) and Northern Lights Compliance Services, LLC (the Trust's compliance service provider).

Management Ownership

As of the date of this SAI, the Trustees and officers, as a group, owned no shares of the Fund (because it had not yet commenced operations) and less than 1.00% of the Fund Complex's outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.  As of the date of this SAI, the Fund could be deemed to be under control of the Advisor, which had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date.  However, it is expected that once the Fund commences investment operations and its shares are sold to the public that the Advisor's control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

As of the date of this Statement of Additional Information, other than the Advisor and its affiliates, no shareholders of record owned 5% or more of the outstanding shares of the Fund.

INVESTMENT ADVISOR

Risk Paradigm Group, LLC, 5900 Southwest Parkway, Building 5, Suite 500, Austin, TX  78735 serves as investment advisor to the Fund.  Subject to the supervision and direction of the Trustees, the Advisor manages the Fund’s securities and investments in accordance with the Fund’s stated investment objectives, policies and restrictions, makes investment decisions and places orders to purchase and sell securities on behalf of the Fund, directly or with the assistance of a sub-advisor.  The Advisor operated as a partnership from May 2010 to October 2010, when it converted to a limited liability company.  The Advisor provides investment advice to individual investors and pooled vehicles such as the Fund.  Chris Jensen and Jason McGinty have served as Managing Directors of the Advisor since May 2010.  The Advisor is deemed to be jointly controlled by Chris Jensen, Jason McGinty, Mark Reinking and David Gatti because each owns (directly or indirectly) at least 255 of the voting interests of the Advisor.  The fee paid to the Advisor is governed by an investment advisory agreement ("Advisory Agreement") between the Trust, on behalf of the Fund and the Advisor.

Under the Advisory Agreement, the Advisor, under the supervision of the Board, agrees to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund's current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Advisor.  The Advisor shall act as the investment advisor to the Fund and, as such shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Advisor will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Advisor with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Advisor also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Advisor, and all personnel of the Fund or the Advisor performing services relating to research, statistical and investment activities. The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on [___], 2011 .

In addition, the Advisor, directly subject to the supervision of the Board of Trustees, provides the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Trust's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund's records and the registration of the Fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The following table sets forth the annual management fee rate payable by the Fund to the Advisor pursuant to the Advisory Agreement, expressed as a percentage of the Fund's average daily net assets:

Fund	Management Fees
RPG Emerging Market Premium Sector Rotation Fund	1.10%

The fee is computed daily and payable monthly. The Advisor has agreed contractually to waive its management fee and to reimburse expenses, other than expenses relating to dividends or interest on securities sold short, acquired fund fees and expenses or extraordinary or non-recurring expenses, at least until [_______], 2012, such that net annual fund operating expenses of the Fund do not exceed the percentages in the table below.  Waiver/reimbursement is subject to possible recoupment from the Fund in future years on a rolling three-year basis (within three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  No reimbursement amount will be paid to the Advisor in any fiscal quarter unless the Trust's Board of Trustees has determined in advance that a reimbursement is in the best interest of the Fund and its shareholders.  Fee waiver and reimbursement arrangements can decrease the Fund's expenses and increase its performance.

Share Class	Expense Cap	Minimum Duration
A	2.20%	[_ _], 2012
C	2.95%	[_ _], 2012
I	1.95%	[_ _], 2012

Expenses not expressly assumed by the Advisor under the Advisory Agreement are paid by the Fund.  Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Advisor, (b) the fees and expenses of Trustees who are not affiliated persons of the Advisor (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent (as defined under the section entitled "Transfer Agent"), including the cost of maintaining certain required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees' meetings (including travel expenses of Trustees and officers of the Fund who are directors, officers or employees of the Advisor) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of each Fund. The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the Trustees or by the Advisor, or by holders of a majority of that Trust's outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Sub-Adviso

The Advisor has engaged F-Squared Institutional Advisors, LLC, 2221 Washington Street, Suite 201, Newton, MA  02462, to serve as Sub-Advisor to the Fund.  The Sub-Advisor is controlled by [Howard Present] because of his indirect ownership of all the Sub-Advisor's interests] [or is not controlled by any person or entity because its interests are held by a diverse group.].  The Sub-Advisor is responsible for providing suggested sector allocations based on the Sub-Advisor's proprietary AEMP Index quantitative model consistent with the Fund's investment objective, policies and restrictions.  The Sub-Advisor is required to furnish, at its own expense, all investment facilities necessary to perform its obligations under the Sub-Advisory Agreement.  Pursuant to a Sub-Advisory Agreement between the Advisor and Sub-Advisor, the Sub-Advisor is entitled to receive an annual sub-advisory fee equal to 0.55% of the Fund's daily average net assets.  The Sub-Advisor is paid by the Advisor not the Fund.

The Sub-Advisory Agreement shall continue in effect for two (2) years initially and then from year to year, provided it is approved at least annually by a vote of the majority of the Trustees, who are not parties to the agreement or interested persons of any such party, cast in person at a meeting specifically called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated without penalty at any time by the Advisor or the Sub-Advisor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as that term is defined in the 1940 Act).

Codes of Ethics

The Trust, the Advisor, the Sub-Advisor and the Distributor have adopted respective codes of ethics under Rule 17j-1 under the 1940 Act that govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust.  Under these codes of ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Trust has adopted a separate code of ethics that applies only to the Trust's executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures ("Policies") on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Advisor and responsibility for voting proxies of securities held by the Fund to the Advisor, subject to the Board's continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Advisor to present to the Board, at least annually, the Advisor's Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.  A copy of the Advisor's Proxy Voting Policies is attached hereto as an Appendix.

More information.  Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling the Fund at 1-855-DRP-5155; and (2) on the U.S. Securities and Exchange Commission's website at http://www.sec.gov.  In addition, a copy of the Fund's proxy voting policies and procedures are also available by calling 1-855-DRP-5155 and will be sent within three business days of receipt of a request.

DISTRIBUTION OF SHARES

Northern Lights Distributors, LLC, located at 4020 South 147th Street, Omaha, Nebraska 68137 (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the "Underwriting Agreement"). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of FINRA. The offering of the Fund's shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund's shares.  Michael Miola is an affiliated person of the Trust and the Distributor.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund.  The Distributor receives the portion of the sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.  The Distributor retains the contingent deferred sales charge on redemptions of shares of the Fund that are subject to a contingent deferred sales charge.

Rule 12b-1 Plans

The Trust has adopted a Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Fund is authorized to pay the Distributor, as compensation for Distributor's account maintenance services under this Plan, a distribution and shareholder servicing fee at the rate of up to 0.25% for Class A shares and 1.00% for Class C shares of the Fund's average daily net assets attributable to the relevant class.  Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Rule 12b-1 Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Class A and Class C Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others ("Recipients") to provide these services and paying compensation for these services.  The Distributor or other entities also receive the proceeds and contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Class A and Class C and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Fund; assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and in processing purchase and redemption transactions; making the Fund's investment plan and shareholder services available; and providing such other information and services to investors in shares of the Fund as the Distributor or the Trust, on behalf of the Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Fund.

The Distributor is required to provide a written report, at least quarterly to the Board of Trustees of the Trust, specifying in reasonable detail the amounts expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor's compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of Trustees of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan. During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Rule 12b-1 Plan will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days' written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

PORTFOLIO MANAGERS

The following table lists the number and types of accounts managed by the Portfolio Managers in addition to those of the Fund and assets under management in those accounts as of [___], 2011.

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Chris Jensen	[_]	$[_]	[_]	$[_]	[_]	$[_]

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Chris Jensen	[_]	$[_]	[_]	$[_]	[_]	$[_]

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Jason McGinty	[_]	$[_]	[_]	$[_]	[_]	$[_]

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Jason McGinty	[_]	$[_]	[_]	$[_]	[_]	$[_]

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed	Other Accounts	Assets Managed
Howard Present	[_]	$[_]	[_]	$[_]	[_]	$[_]

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Howard Present	[_]	$[_]	[_]	$[_]	[_]	$[_]

Conflicts of Interest.

As indicated in the table above, portfolio managers at the Advisor may manage numerous accounts for multiple clients through a separate Registered Investment Advisor, Risk Paradigm Group, LLC.  These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions).  Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise.  Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. For instance, the Advisor may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  The Advisor has adopted policies and procedures designed to address these potential material conflicts.  For instance, portfolio managers within the Advisor are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources.  Additionally, the Advisor utilizes a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.

Risk Paradigm Group, LLC has the responsibility for managing multiple client accounts, and, as such, potential conflicts of interest may arise.  Risk Paradigm Group, LLC may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to the Fund.  The Advisor will have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that the Advisor or Risk Paradigm Group, LLC, their principals, their affiliates, or their employees may purchase or sell for themselves or for other clients and/or funds at the same time or the same price.  Where the Advisor buys or sells the same security for two or more clients, they may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.

[Insert Sub-Advisor conflict of interest policies]

Compensation.

The Advisor's portfolio managers are compensated through a bonus and/or salary structure based on performance and overall company profitability calculated at the end of each calendar year.  The Sub-Advisor's portfolio manager is compensated through a base salary and bonus, with the bonus comprised of both cash and equity in the Sub-Advisor. The determination of the bonus amount is made by the Sub-Advisor's Board of Directors.

Ownership.

As of the date of this SAI, each Advisor portfolio manager is deemed to indirectly own $1 to $10,000 in Fund shares.  As of the date of this SAI, the Sub-Advisor portfolio manager owned no Fund shares.

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the Advisor portfolio managers.  The Advisor is authorized by the Trustees to allocate the orders placed on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Advisor for the Fund's use. Such allocation is to be in such amounts and proportions as the Advisor may determine.

In selecting a broker or dealer to execute each particular transaction, the Advisor will take the following into consideration:

• the best net price available;

• the reliability, integrity and financial condition of the broker or dealer;

• the size of and difficulty in executing the order; and

• the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Advisor determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund.  In allocating portfolio brokerage, the Advisor may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Advisor exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

PORTFOLIO TURNOVER

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one-year period.  The Advisor anticipates that the Fund's turnover rate will exceed 100%.

OTHER SERVICE PROVIDERS

Fund Administration

The Administrator for the Fund is Gemini Fund Services, LLC, ("GFS" or the "Administrator"), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor because they are each wholly-owned by NorthStar Financial Services Group, LLC, which is deemed to be jointly controlled by Michael Miola, an Interested Trustee, and Warren P. Clarke because each owns one-half of its interests.

Pursuant to an Administration Service Agreement with the Fund, the Administrator provides administrative services to the Fund, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The Administration Service Agreement was initially approved by the Board at a meeting held on [__], 2011 .  The Agreement shall remain in effect for three years from the date of its initial approval, and subject to annual approval of the Board for one-year periods thereafter.  The Administration Service Agreement is terminable by the Board or the Administrator on ninety days' written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, the Administrator provides facilitating administrative services, including:  (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund's shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the services rendered to the Fund, during its first year of operations, by GFS, the Fund pays GFS a fund administration fee equal to the greater of $36,000 minimum or 0.10% on the first $100 million of net assets, 0.08% on the next $150 million of net assets and 0.06% on net assets greater than $250 million. The Fund also pays GFS for any out-of-pocket expenses.

Fund Accounting

GFS, pursuant to the Fund Accounting Service Agreement, provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's custodian or Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the services rendered to the Fund by the Fund Accounting Service Agreement, the Fund pays the Fund Accountant, during its first year of operations, an annual fee of $27,000 per fund portfolio, plus, after the first year, $5,400 for each additional share class above one, plus, $5,400 for bond fund charges, plus; 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million. Discounts are based on service fee minimums only. The Fund also pays GFS for any out-of-pocket expenses.

Transfer Agent

GFS, 4020 South 147th Street, Suite 2, Omaha, NE 68137, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund.  Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.  For the services rendered to the Fund, during its first year of operations, the Fund’s Transfer Agency fees have been waived, however the Fund will pay the Transfer Agent for any out-of-pocket expenses.

Custodian

[Union Bank, National Association, (the “Custodian”), 350 California Street 6th Floor, San Francisco, California 94104] serves as the custodian of the Fund's assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund.  The Custodian’s responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Advisor. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 4020 South 147th Street, Omaha, NE 68137, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.  The Fund pays a compliance service fee to NLCS.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by Section 352 the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA Patriot Act"). To ensure compliance with this law, the Trust's Program is written and has been approved by the Fund's Board of Trustees.  The program provides for the development of policies, procedures and internal controls reasonably designed to prevent money laundering, the designation of an anti-money laundering compliance officers who is responsible for implementing and monitoring the Program, ongoing training for appropriate persons and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor, and Transfer Agent have established reasonable anti-money laundering procedures, have reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA Patriot Act.

As a result of the Program, the Trust may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "How Shares are Priced," the net asset value ("NAV") of the Fund's shares, by class, is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid on the primary exchange. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options; futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares in the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder's right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Fund may purchase shares of Underlying Funds which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the Underlying Fund within a certain period of time (such as one year). The fee is payable to the Underlying Fund. Accordingly, if the Fund were to invest in an Underlying Fund and incur a redemption fee as a result of redeeming shares in such Underlying Fund, the Fund would bear such redemption fee. The Fund will not, however, invest in shares of an Underlying Fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under "Redemptions" in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax advisor regarding their investment in the Fund.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.  Capital losses incurred after January 31, 2011 may now be carried forward indefinitely and retain the character of the original loss.  Under pre-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.  Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax.  Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.  In most cases the Fund will hold shares in Underlying Funds for less than 12 months, such that its sales of such shares from time to time will not qualify as long-term capital gains for those investors who hold shares of the Fund in taxable accounts.

Distributions of net capital gain ("capital gain dividends") generally are taxable to shareholders as short-term capital gain; regardless of the length of time the shares of the Trust have been held by such shareholders.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to reinvest distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the  Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to its shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so).  The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares.  A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.  Shareholders should consult their tax advisors about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[Cohen Fund Audit Services, Ltd., located at 800 Westpoint Pkwy, Suite 1100, Westlake, OH  44145] serves as the Fund's independent registered public accounting firm providing services including (1) audit of annual financial statements, and (2) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 312 Walnut Street, 14th Floor Cincinnati, Ohio 45202-4089 serves as the Trust's legal counsel.

APPENDIX A

PROXY VOTING GUIDELINES FOR

Policy

The Company, as a matter of policy and as a fiduciary, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the Funds, Portfolios, clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its Funds, Portfolios and clients; (b) to disclose to Funds, Portfolios and clients how they may obtain information from the Company with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the Company's proxy voting activities when the Company does have proxy voting authority.

Responsibility

RPG has the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure

RPG has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

I.  INTRODUCTION

The Company has adopted proxy voting policies and procedures as required by Rule 206(4)-6 of the Investment Advisers Act of 1940.  These policies and procedures are effective on April 4 th, 2011.

II.  GLOSSARY OF TERMS

Non-Routine Proxy Proposals shall mean:

· Proxy proposals that are to be considered on a case-by-case basis,

· Proxy proposals that Advisor generally abstains from voting on, and

· Proxy proposals that are not addressed by the Principles and Guidelines section of the Proxy Voting Policy and Procedures.

Proxy Manager shall be Christopher S. Jensen, CCO.

Proxy Committee shall be comprised of the following person(s):

1)  Christopher S. Jensen, CCO

2)  Jason McGinty, Director of Trading

3)  Mark Reinking, Director of Operations

A quorum of the Proxy Committee shall be comprised of at least one member.

Routine Proxy Proposals shall mean proxy proposals that the Proxy Manager shall cast either yes or no votes in accordance with the Principles and Guidelines noted below.

III.  PRINCIPLES AND GUIDELINES

A.  Principles

The Company’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation.  RPG will vote proxies in the best interests of our Funds, Portfolios and clients and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, the Company’s votes may differ from time to time from the indications noted.  In addition, the list may not include all proxies on which RPG votes.  RPG will also act, in our best judgment, on behalf of our Funds, Portfolios and clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

B.  Voting Guidelines

1.  Routine Business Decisions and Director Related Proposals

Advisor votes for:

a)  Name changes

b)  Directors in uncontested elections

c)  Elimination/limitation of directors’ liability

d)  Indemnification of directors

e)  Reincorporation that is not a takeover defense

Advisor considers on a case-by-case basis:

f)  Directors in contested elections

g)  Approval of auditors.

2.  Corporate Governance

Advisor votes for:

Majority independent board

Audit, compensation & nominating committees that are comprised exclusively of independent directors

Minimum director share ownership

Separate offices of chairperson and CEO

Limitation on number of other board seats

Confidential voting

Shareholders’ ability to remove directors

Shareholder right to call special meetings

Advisor votes against:

a)  Supermajority vote requirements

b)  Limiting directors ’ tenure

c)  Restrictions on shareholders to act by written consent

Advisor considers on a case-by-case basis:

d)  Shareholder proposals

e)  Dissident proxy battle

3.  Director and Executive Compensation

Advisor votes for:

a)  Disclosure of executive compensation

Advisor votes against:

b)  Golden and tin parachutes

Advisor considers on a case-by-case basis:

c)  Restricting executive compensation

d)  Executive compensation plans

e)  Establish/Increase share option plans for directors and executives

4.  Take-Over Defense

Advisor votes against:

a) Reincorporation to prevent takeover

b) Issue new class of common stock with unequal voting rights

c) Adoption of fair price amendments

d) Establish a classified (or “staggered”) board of directors

e) Eliminating cumulative voting

f) Poison pills

g) Blank check preferred stock

5. Capital Structure

Advisor votes for:

a)  Increase authorized common stock (unless additional stock is a takeover defense, i.e., poison pill).

b)  Share repurchase programs (when all shareholders may participate on equal terms)

Advisor votes against:

c)  Unequal voting rights, such as dual class of stock

d)  Pre-emptive rights

Advisor considers on a case-by-case basis:

e)  Increase preferred stock

f)  Blank check preferred stock (not for takeover defense)

g)  Restructuring plans

6. Other Shareholder Value Issues

Advisor votes for:

a)  Employee stock ownership plans (ESOPs)

b)  Employee stock purchase plans

c)  401(k) plans

Advisor votes against:

d)  Greenmail

Advisor considers on a case-by-case basis:

e)  Mergers and acquisitions

a)  Spin-offs and asset sales

7. Corporate, Social and Environmental Policy Proposals

As noted above, the Company’s fiduciary responsibility is the maintenance and growth of our clients’ assets.  Accordingly, RPG will typically vote in accordance with management’s recommendations or abstain from voting on proposals concerning corporate policy and social and environmental issues.  When such proposals impact shareholder value, Advisor may vote on a case-by-case basis.

8. Proposals Specific to Mutual Funds

RPG serves as Investment Adviser to certain investment companies under the Northern Lights Fund Trust.  These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner.  Notwithstanding the guidelines provided in these procedures, it is the policy of the Company to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.  After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

IV. Conflicts of Interest

On occasion, a conflict of interest may exist between RPG and Funds, Portfolios and clients regarding the outcome of certain proxy votes. In such cases, the Company is committed to resolving the conflict in the best interest of our Funds, Portfolios and clients before we vote the proxy in question.

If the proxy proposal is a Routine Proxy Proposal, the Company will typically adhere to the standard procedure of referring to the principles and guidelines described herein in deciding how to vote.  Alternatively, the Company may disclose the conflict to our clients and obtain their consent before voting or seek the recommendation of an independent third party in deciding how to vote.

If the proxy proposal is a Non-Routine Proxy Proposal, RPG will take any of the following courses of action to resolve the conflict:

1)  Disclose the conflict to our Funds, Portfolios and clients and obtain consent before voting;

2)  Suggest that our Funds, Portfolios and clients  engage another party to determine how the proxy should be voted; or

3)  Vote according to the recommendation of an independent third party, such as a:

· proxy consultant;

· research analyst;

· proxy voting department of a mutual fund or pension fund; or

· compliance consultant.

V.  Obtaining More Information

Funds, Portfolios and clients may obtain a record of Adviser’s proxy voting, free of charge, by calling (800) XXX-XXXX.

These policies and procedures may also be found in the Company’s Form ADV, Part II and supporting schedules.

Procedures

 When the mail arrives, the person responsible for separating the mail gives any proxy materials to the person who handles compliance issues.  The proxy materials are then opened by the Compliance person.  The ticker symbol for the security noted on the proxy is located.  A Security Cross Reference report is run as of the record date, as stated on the proxy.  This report tells how many shares were owned by Funds, Portfolios and clients as of the record date, and can be printed in detail so that the exact clients who held the security on the record date are listed.   An email is sent to the Receptionist about the arrival of the proxy.  In the email is listed the name of the security, ticker symbol, arrival date, custodian and number of shares.

Once the Security Cross Reference report has been run, the number of shares on the report is compared to the number of shares to be voted on the proxy.

If the number of shares between the two reports matches, then the Security Cross Reference report is attached to the proxy materials and forwarded to the Portfolio Manager to be voted according to the Company’s proxy voting policies.

 If the number of shares does not match, then reasonable efforts will be made to resolve the difference, such as:

•Rerunning the Security Cross Reference report for other dates around the record date of the proxy to see if the security transferred into the Company after the record date, even though the client owned it as of the record date.

•Calling the custodian to confirm the clients per their records that are included in the proxy count, and then verifying that information to the Security Cross Reference report. There may be differences due to clients having made the decision to vote their proxies, in which case, the proxies would go directly to the clients.

If the difference still cannot be resolved, the matter is reviewed with the Portfolio Manager as to the next action to be taken.  If the difference is determined to be immaterial and is approved by the Portfolio Manager, then the proxy will stand as is.

Once the shares have been reconciled, then the proxy materials and the Security Cross Reference report are then given to the Portfolio Manager to vote.

The Portfolio Manager will generally vote the routine proxies in accordance with the principles and guidelines described in the Company’s Proxy Voting Policy and sign the proxy.  For Non-Routine Proxy Proposals, the Portfolio Manager will vote them on a case-by-case basis. The vote and the rationale will be noted as documentation for the vote.

Once the Portfolio Manager has voted the proxies, they will be given to the Receptionist for processing. If the proxy is to be mailed, then a copy of the proxy is made, attached to the proxy materials that support the vote and Security Cross Reference report and filed in chronological order. This file is maintained by year.

If the proxy was voted electronically, the original proxy with the notes on it is as to how the proxy was voted, are maintained and attached to the proxy materials that support the vote and filed in chronological order, just like proxies that are mailed.

The Receptionist or the CCO then enters the necessary information in the Proxy Voting Database. The following information is entered:

• Name of Company

• Proxy Proposal

• Management’s recommendation

• The Company’s Action

• Rationale for the vote

• List of clients to whom the proxy vote applies.

Should the Company receive any requests from clients regarding proxy voting, the Receptionist will maintain a record of the requests from the specific clients, which will include:

• Name of the Client

• Date that the request was received

• Whether the request was for a complete or partial record of proxy votes

• The documents provided

• Date that the information was sent to the client

A copy of the information sent to the client will be retained in a chronological file, maintained by year.

Disclosure

The Company will provide conspicuously displayed information in its Form ADV Part II in the Supporting Schedules, summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how RPG voted a client’s proxies, and that clients may request a copy of these policies and procedures.

 Northern Lights Fund Trust

PART C

OTHER INFORMATION

ITEM 28.

EXHIBITS.

(a)(1)

Agreement and Declaration of Trust dated January 19, 2005, as amended December 14, 2009 previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference.

(a)(2)

Certificate of Trust as filed with the State of Delaware on January 19, 2005. Previously filed on February 18, 2005 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

(b)

By-Laws, effective as of January 19, 2005, as amended December 14, 2009, previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference

(c)

Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

(d)(1)

Investment Advisory Agreement between the Registrant, with respect to the Adaptive Allocation Fund (previously known as Critical Math Fund), and Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(d)(2)

Investment Advisory Agreement between the Registrant, with respect to The Biondo Growth Fund, and Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(d)(3)

Investment Advisory Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to the Arrow DWA Balanced Fund and Arrow DWA Tactical Fund, previously filed on June 2, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 45, and hereby incorporated by reference. Updated Investment Advisory Agreement to include Arrow DWA Systematic RS Fund to be filed by amendment.

(d)(4)

Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Balanced Fund, is incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(d)(5)

Investment Advisory Agreement between the Registrant, with respect to the Autopilot Managed Growth Fund, and Rhoads Lucca Capital Partners, LP, previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(d)(6)

Investment Advisory Agreement between the Registrant, with respect to the Changing Parameters Fund, and Changing Parameters, LLC, previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(d)(7)

Investment Advisory Agreement between the Registrant, with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund, and The Pacific Financial Group, Inc., previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(d)(8)

Investment Advisory Agreement between the Registrant, with respect to Gratio Values Fund, and Sherwood Advisors, LLC (D.B.A. Gratio Capital) previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109, and hereby incorporated by reference.

(d)(9)

Investment Advisory Agreement between the Registrant, with respect to Arrow Alternative Solutions Fund, and Arrow Investment Advisors, LLC, previously filed on July 31, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 27, and hereby incorporated by reference.

(d)(10)

Investment Advisory Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(d)(11)

Investment Advisory Agreement between the Registrant and Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund), Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund) previously filed on November 28, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 72, and hereby incorporated by reference.

(d)(12)

Investment Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Tactical Fund, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(d)(13)

Investment Advisory Agreement between the Registrant, with respect to EAS Genesis Fund, EAS Global Cycle Fund and Emerald Asset Advisors, LLC, previously filed on March 7, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 229, and hereby incorporated by reference.

(d)(14)

Investment Advisory Agreement between the Registrant, with respect to KCM Macro Trends Fund and Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(d)(15)

Investment Advisory Agreement between the Registrant, with respect to EM Capital India Gateway Fund and EM Capital Management, LLC, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(d)(16)

Investment Advisory Agreement between the Registrant, with respect to the MutualHedge Event Driven Legends Fund and MutualHedge Long-Short Legends Fund, and Equinox Fund Management, LLC, previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.

(d)(17)

Investment Advisory Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and Three G Financial, LLC, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(d)(18)

Investment Advisory Agreement between the Registrant, with respect to the Wade Core Destination Fund and Wade Financial Group, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(d)(19)

Form of Investment Advisory Agreement between SouthernSun Asset Management, Inc. and the Registrant, on behalf of SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund, previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference.

(d)(20)

Investment Advisory Agreement between the Registrant, with respect to the Toews Hedged Emerging Markets Fund and Toews Corporation previously filed on May 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 87, and hereby incorporated by reference.

(d)(21)

Investment Advisory Agreement between the Registrant, with respect to the Leader Short Term Bond Fund and Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(d)(22)	Investment Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Systematic RS Fund to be filed by amendment.
(d)(23)

Investment Advisory Agreement between the Registrant, with respect to the CMG Absolute Return Strategies Fund and CMG Capital Management Group, Inc., previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(d)(24)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Anchor Capital Management Group, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(25)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Traub Capital Management, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(26)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Heritage Capital, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(27)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Scotia Partners, Ltd., with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(28)

Investment Advisory Agreement between the Registrant, with respect to the Incline Capital Smart Switch Fund and Incline Asset Management, LLC previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(29)

Investment Advisory Agreement between the Registrant, with respect to The Currency Strategies Fund and Sarasota Capital Partners, LLC previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(d)(30)

Investment Advisory Agreement between Bull Path Capital Management LLC and the Registrant, with respect to The Long-Short Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(d)(31)

Investment Advisory Agreement between Summit Portfolio Advisors, LLC and the Registrant, with respect to The Collar Fund previously filed on May 11, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 85, and hereby incorporated by reference.

(d)(32)

Investment Advisory Agreement between Montebello Partners, LLC and the Registrant, with respect to the GMG Defensive Beta Fund previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(d)(33)

Investment Advisory Agreement between Chariot Advisors, LLC and the Registrant, with respect to the Chariot Absolute Return Currency Fund previously filed on July 10, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(d)(34)

Investment Sub-Advisory Agreement between Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company, LLC) and Advanced Investment Partners, LLC, with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund) previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(d)(35)

Investment Advisory Agreement between BTS Asset Management, Inc. and the Registrant, with respect to the BTS Bond Asset Allocation Fund previously filed on July 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 94, and hereby incorporated by reference.

(d)(36)

Investment Advisory Agreement between Astor Asset Management, LLC and the Registrant, with respect to the Astor Long/Short Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(d)(37)

Investment Advisory Agreement between Rady Asset Management, LLC and the Registrant, with respect to the Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund (formerly known as Rady Opportunistic Fund and Rady Contrarian Fund) previously filed on September 25, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 106, and hereby incorporated by reference.

(d)(38)

Investment Advisory Agreement between Lacerte Capital Advisors, LLC and the Registrant, with respect to The Lacerte Guardian Fund previously filed on September 25, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 106, and hereby incorporated by reference.

(d)(39)

Investment Advisory Agreement between Equinox Fund Management, LLC and the Registrant, with respect to MutualHedge Frontier Legends Fund previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(d)(40)

Interim Investment Advisory Agreement between Winans International Investment Management, Inc. and the Registrant, with respect to Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference..

(d)(41)

Investment Advisory Agreement between WI Mutual Funds, LLC and the Registrant, with respect to Winans Long/Short Fund previously filed on November 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 113, and hereby incorporated by reference.

(d)(42)

Investment Sub-Advisory Agreement between WI Mutual Funds, LLC and Winans International, Inc., with respect to Winans Long/Short Fund previously filed on November 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 113, and hereby incorporated by reference.

(d)(43)

Investment Advisory Agreement between Investment Partners Asset Management, Inc. and the Registrant, with respect to Investment Partners Opportunities Fund previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.

(d)(44)

Sub-Advisory Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and FocusPoint Solutions, Inc. previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(45)

Investment Advisory Agreement between Biondo Investment Advisors, LLC and the Registrant, with respect to The Biondo Focus Fund previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(46)

Investment Advisory Agreement between Toews Corporation and the Registrant, with respect to Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund previously filed on June 4, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 156, and hereby incorporated by reference.

(d)(47)

Investment Advisory Agreement between Strategic Investing Funds, LLC and the Registrant, with respect to the Strategic Investing Long/Short Fund previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.

(d)(48)

Investment Advisory Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow Managed Futures Trend Fund previously filed on April 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 146, and hereby incorporated by reference.

(d)(49)

Investment Advisory Agreement between Capstone Investment Financial Group, Inc. and the Registrant, with respect to CIFG MaxBalancedSM Fund previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference

(d)(50)

Sub-Advisory Agreement between Capstone Investment Financial Group, Inc and Dunn Warren Investment Advisors, LLC, with respect to the CIFG MaxBalancedSM Fund previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference

(d)(51)

Investment Advisory Agreement between Mount Yale Asset Management, LLC and the Registrant, with respect to Princeton Futures Strategy Fund previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.

(d)(52)

Sub-Advisory Agreement between Mount Yale Asset Management, LLC and 6800 Capital, LLC, with respect to the Princeton Futures Strategy Fund previously filed on June 15, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 161, and hereby incorporated by reference

(d)(53)

Sub-Advisory Agreement between Mount Yale Asset Management, LLC and Congress Asset Management Company, LLP, with respect to the Princeton Futures Strategy Fund previously filed on June 15, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 161, and hereby incorporated by reference.

(d)(54)

Investment Advisory Agreement between Chadwick & D’Amato, LLC and the Registrant, with respect to Chadwick & D’Amato Fund previously filed on June 10, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 157, and hereby incorporated by reference.

(d)(55)	Investment Advisory Agreement between 13D Management, LLC and the Registrant, with respect to 13D Activist Fund to be filed by amendment.
(d)(56)

Investment Advisory Agreement between Capstone Investment Financial Group, Inc. and the Registrant, with respect to CIFG MaxOppSM Fund previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(d)(57)

Sub-Advisory Agreement between Capstone Investment Financial Group, Inc and Dunn Warren Investment Advisors, LLC, with respect to the CIFG MaxOppSM Fund previously filed on July 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 167, and hereby incorporated by reference..

(d)(58)

Investment Advisory Agreement between Leader Capital Corp. and the Registrant, with respect to Leader Total Return Fund previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(d)(59)

Investment Advisory Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Managed Futures Strategy Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(d)(60)

Investment Sub-Advisory Agreement between Altegris Advisors, LLC and Rodney Square Management Corporation, with respect to Altegris Managed Futures Strategy Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference

(d)(61)

Investment Advisory Agreement between W.E. Donoghue & Co., Inc. and the Registrant, with respect to Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(d)(62)

Investment Advisory Agreement between Portfolio Strategies, Inc. and the Registrant, with respect to PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(d)(63)

Investment Advisory Agreement between RAM Capital Management, LLC and the Registrant, with respect to RAM Risk-Managed Growth Fund previously filed on July 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 166, and hereby incorporated by reference

(d)(64)

Investment Advisory Agreement between Gratio Capital, Inc. and the Registrant, with respect to GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.

(d)(65)

Investment Advisory Agreement between Bishop Asset Management, LLC and the Registrant, with respect to Bishop Volatility Flex Fund is previously filed on October 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 180, and hereby incorporated by reference.

(d)(66)

Investment Advisory Agreement between CWC Advisors, LLC and the Registrant, with respect to CWC Small Cap Aggressive Value Fund previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.

(d)(67)

Investment Advisory Agreement between Traub Capital Management, LLC and the Registrant, with respect to The FX Strategy Fund previously filed on January 20, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 201, and hereby incorporated by reference.

(d)(68)

Investment Advisory Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow Commodity Strategy Fund was previously filed on June 10, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 272, and hereby incorporated by reference..

(d)(69)

Investment Advisory Agreement between BBW Capital Advisors and the Registrant, with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference.

(d)(70)

Investment Sub-Advisory Agreement between BBW Capital Advisors and Loomis, Sayles & Company, L.P., with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference..

(d)(71)

Investment Advisory Agreement between 7Twelve Advisors, LLC, and the Registrant, with respect to 7Twelve Balanced Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(d)(72)

Investment Advisory Agreement between Bandon Capital Management, LLC, and the Registrant, with respect to Bandon Isolated Alpha Fixed Income Fund previously filed on December 3, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 189, and hereby incorporated by reference.

(d)(73)

Sub-Advisory Agreement between Bandon Capital Management, LLC and Dix Hills Partners, LLC, with respect to the Bandon Isolated Alpha Fixed Income Fund previously filed on December 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 193, and hereby incorporated by reference.

(d)(74)

Sub-Advisory Agreement between Bandon Capital Management, LLC and Logan Circle Partners, L.P. with respect to the Bandon Isolated Alpha Fixed Income Fund previously filed on December 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 193, and hereby incorporated by reference.

(d)(75)

Investment Advisory Agreement between Beech Hill Advisors, Inc., and the Registrant, with respect to Beech Hill Total Return Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 196, and hereby incorporated by reference.

(d)(76)

Investment Advisory Agreement between Clark Capital Management Group, Inc., and the Registrant, with respect to Navigator Equity Hedged Fund previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.

(d)(77)

Investment Advisory Agreement between Tatro Capital, LLC, and the Registrant, with respect to Tatro Capital Tactical Appreciation Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(d)(78)

Investment Advisory Agreement between Knollwood Investment Advisors, LLC, and the Registrant, with respect to Grant Park Managed Futures Strategy Fund previously filed on March 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 226, and hereby incorporated by reference.

(d)(79)

Investment Advisory Agreement between GPS Capital Management, LLC, and the Registrant, with respect to GPS Multiple Strategy Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(d)(80)

Investment Advisory Agreement between Risk Paradigm Group, LLC, and the Registrant, with respect to Diversified Risk Parity Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(d)(81)

Investment Advisory Agreement between Genesis Capital LLC, and the Registrant, with respect to SCA Absolute Return Fund and SCA Directional Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(d)(82)	Investment Advisory Agreement between Avant Capital Management, LLC, and the Registrant, with respect to Avant II Tracking Fund to be filed by amendment.
(d)(83)	Sub-Advisory Agreement between Emerald Asset Advisors, LLC and CWM, LLC with respect to the EAS Funds to be filed by amendment.
(d)(84)

Form of Investment Advisory Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Macro Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(d)(85)

Investment Advisory Agreement between Zeo Capital Advisors, LLC and the Registrant, with respect to Zeo Strategic Income Fund previously filed on May 27, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 261, and hereby incorporated by reference.

(d)(86)

Investment Advisory Agreement between Brinton Eaton Associates, Inc. and the Registrant, with respect to The Giralda Fund previously filed on May 4, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 245, and hereby incorporated by reference.

(d)(87)

Form of Investment Advisory Agreement between Van Hulzen Asset Management, LLC and the Registrant, with respect to Iron Horse Fund previously filed on May 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 249, and hereby incorporated by reference.

(d)(88)

Investment Advisory Agreement between Mosaic Capital Management, LLC and the Registrant, with respect to Mosaic Managed Futures Strategy Fund previously filed on June 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 264, and hereby incorporated by reference.

(d)(89)

Form of Investment Advisory Agreement between Fusion Investment Group, LLC and the Registrant, with respect to Global Fusion Tactical Equity Fund and Global Fusion Long/Short Fund filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 255, and hereby incorporated by reference.

(d)(90)

Form of Investment Advisory Agreement between Astor Asset Management, LLC and the Registrant, with respect to Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund previously filed on May 24, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 256, and hereby incorporated by reference.

(d)(91)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and American Independence Financial Services, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.

(d)(92)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Howard Capital Management, Inc. with respect to CMG Absolute Return Strategies Fund previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.

(d)(93)

Form of Investment Advisory Agreement between Altrius Institutional Asset Management, LLC and the Registrant, with respect to Altrius Small Cap Value Fund previously filed on June 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 273, and hereby incorporated by reference.

(d)(94)

Form of Investment Advisory Agreement between Ascendant Advisors, LLC and the Registrant, with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund and Ascendant MultiCap Equity Fund previously filed on June 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 274, and hereby incorporated by reference.

(d)(95)

Investment Advisory Agreement between Winch Advisory Services, LLC and the Registrant, with respect to Ginkgo Multi-Strategy Fund previously filed on July 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 282, and hereby incorporated by reference.

(d)(96)

Form of Investment Advisory Agreement between Absolute Private Wealth Management LLC and the Registrant, with respect to Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 284, and hereby incorporated by reference.

(d)(97)

Form of Investment Sub-Advisory Agreement between Absolute Private Wealth Management LLC and Horizon Cash Management LLC, with respect to Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 284, and hereby incorporated by reference.

(d)(98)

Form of Investment Advisory Agreement between Peregrine Capital Advisors, Inc. and the Registrant, with respect to Peregrine Gold Silver Alpha Strategy Fund previously filed on August 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(d)(99)

Investment Advisory Agreement between Triex Financial Services, Inc. and the Registrant, with respect to Triex Long/Short Fund previously filed on July 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 289, and hereby incorporated by reference.

(d)(100)	Investment Advisory Agreement between Toews Corporation and the Registrant, with respect to Toews Hedged Commodities Fund to be filed by amendment.
(d)(101)	Investment Advisory Agreement between Avant Capital Management, LLC and the Registrant, with respect to Avant Gold Coin Strategy Fund to be filed by amendment.
(d)(102)	Investment Advisory Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Futures Evolution Strategy Fund to be filed by amendment.
(d)(103)	Investment Sub-Advisory Agreement between Altegris Advisors, LLC and Doubleline Capital LP, with respect to Altegris Futures Evolution Strategy Fund to be filed by amendment.
(d)(104)	Investment Advisory Agreement between Risk Paradigm Group, LLC and the Registrant, with respect to RPG Emerging Market Premium Sector Rotation Fund to be filed by amendment.
(d)(105)	Investment Sub-Advisory Agreement between Risk Paradigm Group, LLC and F-Squared Institutional Advisors, LLC, with respect to RPG Emerging Market Premium Sector Rotation Fund to be filed by amendment.
(e)(1)

Underwriting Agreement between the Registrant and Northern Lights Distributors LLC, previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(e)(2)

Underwriting Agreement between the Registrant and Foreside Distribution Services, LP with respect to The Leader Short-Term Bond Fund, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(f)	Bonus or Profit Sharing Contracts - NONE
(g)(1)

Custody Agreement between the Registrant and The Bank of New York Mellon, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(g)(2)

Custody Agreement between the Registrant and the First National Bank of Omaha is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(g)(3)

Custody Agreement between the Registrant and Union Bank, N.A., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(g)(4)

Custody Agreement between the Registrant and Fifth Third Bank, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(g)(5)

Custody Agreement between the Registrant and JPMorgan Chase Bank, N.A. previously filed on August 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 302, and hereby incorporated by reference.

(h)(1)

Fund Accounting Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(2)

Administration Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(3)

Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(4)

Expense Limitation Agreement between the Registrant, with respect to the Adaptive Allocation Fund (previously known as Critical Math Fund), and Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(h)(5)

Expense Limitation Agreement between the Registrant, with respect to The Biondo Growth Fund, and Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(h)(6)

Expense Limitation Agreement between the Registrant, with respect to the Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) and Capital Group, Inc. (D.B.A. Biltmore Investment Group), previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(h)(7)

Expense Limitation Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow DWA Balanced Fund, Arrow DWA Tactical Fund and Arrow Alternative Solutions Fund, previously filed on May 30, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 45, and hereby incorporated by reference. Updated Expense Limitation Agreement to include Arrow DWA Systematic RS Fund previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.

(h)(8)

Expense Limitation Agreement between the Registrant, with respect to the Autopilot Managed Growth Fund, and Rhoads Lucca Capital Partners, LP previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(h)(9)

Expense Limitation Agreement between the Registrant, with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund, and The Pacific Financial Group, Inc. previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(h)(10)

Expense Limitation Agreement between the Registrant, with respect to The Gratio Values Fund, and Sherwood Advisors, LLC (D.B.A. Gratio Capital) previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109, and hereby incorporated by reference.

(h)(11)

Expense Limitation Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(h)(12)

Custody Administration Agreement between Registrant and the Administrator, with respect to certain Funds of the Trust that use First National Bank of Omaha as Custodian, is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(h)(13)

Expense Limitation Agreement between the Registrant and Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund), Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund)  previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(14)

Advisory Fee Waiver Agreement between the Registrant and Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund) was previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(15)

Expense Limitation Agreement between the Registrant, with respect EAS Genesis Fund and Emerald Asset Advisors, LLC, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(h)(16)

Expense Limitation Agreement between the Registrant, with respect to KCM Macro Trends Fund and Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(h)(17)

Expense Limitation Agreement between the Registrant, with respect to EM Capital India Gateway Fund and EM Capital Management, LLC, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(h)(18)

Expense Limitation Agreement between the Registrant, with respect to the MutualHedge Funds and Equinox Fund Management, LLC, previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.

(h)(19)

Expense Limitation Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and Three G Financial, LLC, previously filed on December 4, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(h)(20)

Expense Limitation Agreement between the Registrant, with respect to the Wade Core Destination Fund and Wade Financial Group previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(h)(21)

Form of Expense Limitation Agreement between SouthernSun Asset Management, Inc. and the Registrant, on behalf of SouthernSun Small Cap Fund and SouthernSun U. S. Equity Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference.

(h)(22)

Expense Limitation Agreement between the Registrant, with respect to the Toews Hedged Emerging Markets Fund and Toews Corporation previously filed on May 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 87, and hereby incorporated by reference.

(h)(23)

Expense Limitation Agreement between the Registrant, with respect to Leader Short-Term Bond Fund and Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(h)(24)

Expense Limitation Agreement between the Registrant, with respect to the CMG Absolute Return Strategies Fund and CMG Capital Management Group, Inc. previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(h)(25)

Expense Limitation Agreement between the Registrant, with respect to the Incline Capital Smart Switch Fund and Incline Asset Management, LLC previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(h)(26)

Expense Limitation Agreement between the Registrant, with respect to The Currency Strategies Fund and Sarasota Capital Partners, LLC previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(27)

Expense Limitation Agreement between Bull Path Capital Management, LLC and the Registrant, with respect to The Long-Short Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(h)(28)

Expense Limitation Agreement between the Registrant, with respect to the GMG Defensive Beta Fund and Montebello Partners, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(29)

Expense Limitation Agreement between the Registrant, with respect to the Chariot Absolute Return Currency Fund and Chariot Advisors, LLC previously filed on July 10, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(h)(30)

Expense Limitation Agreement between the Registrant, with respect to the Astor Long/Short Fund and Astor Asset Management, LLC previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by       reference.

(h)(31)

Expense Limitation Agreement between the Registrant, with respect Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund (formerly known as Rady Opportunistic Fund and Rady Contrarian Fund) and Rady Asset Management, LLC previously filed on August 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 98, and hereby incorporated by reference.

(h)(32)

Expense Limitation Agreement between the Registrant, with respect to The Lacerte Guardian Fund and Lacerte Capital Advisors, LLC previously filed on September 25, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 106, and hereby incorporated by reference.

(h)(33)

Expense Limitation Agreement between the Registrant, with respect to MutualHedge Frontier Legends Fund and Equinox Fund Management, LLC previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(34)

Interim Expense Limitation Agreement between the Registrant, with respect to Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(h)(35)

Expense Limitation Agreement between the Registrant, with respect to Investment Partners Opportunities Fund and Investment Partners Asset Management, Inc. previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(36)

Fund Services Agreement between the Registrant and Gemini Fund Services, LLC previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.

(h)(37)

Expense Limitation Agreement between the Registrant, with respect to Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund and Toews Corporation previously filed on June 4, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 156, and hereby incorporated by reference.

(h)(38)

Interim Expense Limitation Agreement between the Registrant, with respect to the Incline Capital Smart Switch Fund and Incline Asset Management, LLC, previously filed on December 4, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(h)(39)

Expense Limitation Agreement between the Registrant, with respect to Strategic Investing Long/Short Fund and Strategic Investing Funds, LLC previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.

(h)(40)

Advisory Fee Waiver Agreement between the Registrant and Summit Portfolio Advisors, LLC with respect to The Collar Fund previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(41)

Expense Limitation Agreement between the Registrant, with respect to CIFG MaxBalancedSM Fund and Capstone Investment Financial Group, Inc previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.

(h)(42)

Expense Limitation Agreement between the Registrant, with respect to Princeton Futures Strategy Fund and Mount Yale Asset Management, LLC previously filed on June 15, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 161, and hereby incorporated by reference

(h)(43)

Expense Limitation Agreement between the Registrant, with respect to CIFG MaxOppSM Fund and Capstone Investment Financial Group, Inc. previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(h)(44)

Expense Limitation Agreement between the Registrant, with respect to Leader Total Return Fund and Leader Capital Corp. previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(h)(45)

Expense Limitation Agreement between the Registrant, with respect to Altegris Managed Futures Strategy Fund and Altegris Advisors, LLC previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(h)(46)

Expense Limitation Agreement between the Registrant, with respect to Power Income Fund and W.E. Donoghue & Co., Inc. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.

(h)(47)

Expense Limitation Agreement between the Registrant, with respect to PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(h)(48)

Interim Expense Limitation Agreement between the Registrant, with respect to the SouthernSun Small Cap Fund and SouthernSun Asset Management, Inc., previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(h)(49)

Expense Limitation Agreement between the Registrant, with respect to RAM Risk-Managed Growth Fund previously filed on July 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 166, and hereby incorporated by reference.

(h)(50)

Expense Limitation Agreement between the Registrant, with respect to GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(h)(51)

Expense Limitation Agreement between the Registrant, with respect to Bishop Volatility Flex Fund previously filed on November 1, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 185, and hereby incorporated by reference.

(h)(52)

Expense Limitation Agreement between the Registrant, with respect to CWC Small Cap Aggressive Value Fund previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.

(h)(53)

Expense Limitation Agreement between the Registrant, with respect to Arrow Commodity Strategy Fund previously filed on June 10, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 272 and hereby incorporated by reference..

(h)(54)

Form of Expense Limitation Agreement between the Registrant, with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on May 24, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 257, and hereby incorporated by reference.

(h)(55)

Expense Limitation Agreement between the Registrant, with respect to 7Twelve Balanced Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(h)(56)

Expense Limitation Agreement between Bandon Capital Management, LLC and the Registrant, with respect to Bandon Isolated Alpha Fixed Income Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 196, and hereby incorporated by reference.

(h)(57)

Expense Limitation Agreement between Beech Hill Advisors, Inc. and the Registrant, with respect to Beech Hill Total Return Fund previously filed on January 20, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 201, and hereby incorporated by reference..

(h)(58)

Expense Limitation Agreement between Clark Capital Management Group, Inc. and the Registrant, with respect to Navigator Equity Hedged Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 197, and hereby incorporated by reference.

(h)(59)

Expense Limitation Agreement between Tatro Capital, LLC and the Registrant, with respect to Tatro Capital Tactical Appreciation Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(h)(60)

Expense Limitation Agreement between Knollwood Investment Advisors, LLC and the Registrant, with respect to Grant Park Managed Futures Strategy Fund previously filed on March 9, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 229, and hereby incorporated by reference.

(h)(61)

Expense Limitation Agreement between GPS Capital Management, LLC and the Registrant, with respect to GPS Multiple Strategy Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(h)(62)

Expense Limitation Agreement between Risk Paradigm Group, LLC and the Registrant, with respect to Diversified Risk Parity Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(h)(63)

Expense Limitation Agreement between Genesis Capital LLC and the Registrant, with respect to SCA Absolute Return Fund and SCA Directional Fund previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.

(h)(64)	Expense Limitation Agreement between Avant Capital Management, LLC and the Registrant, with respect to Avant II Tracking Fund to be filed by amendment.
(h)(65)

Form of Expense Limitation Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Macro Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(h)(66)

Expense Limitation Agreement between Zeo Capital Advisors, LLC and the Registrant, with respect to Zeo Strategic Income Fund previously filed on May 27, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 261, and hereby incorporated by reference.

(h)(67)

Expense Limitation Agreement between Brinton Eaton Associates, Inc. and the Registrant, with respect to The Giralda Fund previously filed on May 4, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 245, and hereby incorporated by reference.

(h)(68)

Form of Expense Limitation Agreement between Van Hulzen Asset Management, LLC and the Registrant, with respect to Iron Horse Fund previously filed on May 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 249, and hereby incorporated by reference.

(h)(69)

Expense Limitation Agreement between Mosaic Capital Management, LLC and the Registrant, with respect to Mosaic Managed Futures Strategy Fund previously filed on June 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 264, and hereby incorporated by reference.

(h)(70)

Form of Expense Limitation Agreement between Fusion Investment Group, LLC and the Registrant, with respect to Global Fusion Tactical Equity Fund and Global Fusion Long/Short Fund filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 255, and hereby incorporated by reference.

(h)(71)

Form of Expense Limitation Agreement between Astor Asset Management, LLC and the Registrant, with respect to Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund previously filed on May 24, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 256, and hereby incorporated by reference.

(h)(72)

Form of Expense Limitation Agreement between Altrius Institutional Asset Management, LLC and the Registrant, with respect to Altrius Small Cap Value Fund was previously filed on June 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 273, and hereby incorporated by reference.

(h)(73)

Form of Expense Limitation Agreement between Ascendant Advisors, LLC and the Registrant, with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund and Ascendant MultiCap Equity Fund previously filed on June 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 274, and hereby incorporated by reference.

(h)(74)

Expense Limitation Agreement between Winch Advisory Services, LLC and the Registrant, with respect to Ginkgo Multi-Strategy Fund previously filed on July 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 282, and hereby incorporated by reference.

(h)(75)

Form of Expense Limitation Agreement between Absolute Private Wealth Management LLC and the Registrant, with respect to Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 284, and hereby incorporated by reference.

(h)(76)

Form of Expense Limitation Agreement between Peregrine Capital Advisors, Inc. and the Registrant, with respect to Peregrine Gold Silver Alpha Strategy Fund previously filed on August 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(h)(77)

Form of Expense Limitation Agreement between Triex Financial Services, Inc. and the Registrant, with respect to Triex Long/Short Fund previously filed on August 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 300, and hereby incorporated by reference.

(h)(78)	Expense Limitation Agreement between Toews Corporation and the Registrant, with respect to Toews Hedged Commodities Fund to be filed by amendment.
(h)(79)	Expense Limitation Agreement between Avant Capital Management, LLC and the Registrant, with respect to Avant Gold Coin Strategy Fund to be filed by amendment.
(h) (80)	Expense Limitation Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Futures Evolution Strategy Fund to be filed by amendment.
(h)(81)	Expense Limitation Agreement between Risk Paradigm Group, LLC and the Registrant, with respect to RPG Emerging Market Premium Sector Rotation Fund to be filed by amendment.
(i)(1)	Opinion previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference. .
(i)(2)	Consent of Counsel is filed herewith.
(j)(1)	Consent of Independent Auditor is filed herewith.
(j)(2)

Powers of Attorney of Andrew Rogers and Kevin Wolf previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.  Powers of Attorney of Anthony J. Hertl, Michael Miola, L. Merill Bryan, Gary W. Lanzen, Mark Taylor previously filed on April 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 234, and hereby incorporated by reference.  .

(k)	Omitted Financial Statements - Not Applicable.
(l)	Initial Capital Agreements - Not Applicable.
(m)(1)

Rule 12b-1 Plan of the Adaptive Allocation Fund (previously known as Critical Math Fund), previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(m)(2)	Rule 12b-1 Plan of The Biondo Growth Fund, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.
(m)(3)

Rule 12b-1 Plan of the Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund), previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(m)(4)	Rule 12b-1 Plan of the Arrow DWA Balanced Fund previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.
(m)(5)

Rule 12b-1 Plan of the Autopilot Managed Growth Fund previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(m)(6)

Rule 12b-1 Plan of the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund previously filed on May 10, 2007 in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(m)(7)	Rule 12b-1 Plan of Gratio Values Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(8)

Rule 12b-1 Plan of Investor Class Shares of The Biondo Growth Fund, previously filed on February 1, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 36, and hereby incorporated by reference.

(m)(9)

Rule 12b-1 Plan of Arrow Alternative Solutions Fund, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(m)(10)

Rule 12b-1 Plan of Sierra Core Retirement Fund, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(m)(11)	Rule 12b-1 Plan of Arrow DWA Tactical Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(12)	Rule 12b-1 Plan of EAS Genesis Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(13)	Rule 12b-1 Plan of KCM Macro Trends Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(14)

Rule 12b-1 Plan of EM Capital India Gateway Fund, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(m)(15)

Rule 12b-1 Plan of Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund), previously filed on May 22, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 44, and hereby incorporated by reference.

(m)(16)	Rule 12b-1 Plan of MutualHedge Funds previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(17)	Rule 12b-1 Plan of Wade Core Destination Fund previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.
(m)(18)	Rule 12b-1 Plan of SouthernSun Small Cap Fund previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(19)	Rule 12b-1 Plan of Leader Short-Term Bond Fund previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(20)	Rule 12b-1 Plan of Arrow DWA Systematic RS Fund to be filed by amendment.
(m)(21)

Rule 12b-1 Plan of Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund) previously filed on November 28, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 72, and hereby incorporated by reference.

(m)(22)

Form of Rule 12b-1 Plan of SouthernSun U.S. Equity Fund previously filed on July 22, 2011, to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference..

(m)(23)

Rule 12b-1 Plan of CMG Absolute Return Strategies Fund previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.

(m)(24)

Rule 12b-1 Plan of Incline Capital Smart Switch Fund previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.

(m)(25)	Rule 12b-1 Plan of The Currency Strategies Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.
(m)(26)

Rule 12b-1 Plan of The Long-Short Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(m)(27)	Rule 12b-1 Plan of GMG Defensive Beta Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.
(m)(28)

Rule 12b-1 Plan of Chariot Absolute Return Currency Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(m)(29)

Rule 12b-1 Plan of BTS Bond Asset Allocation Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(m)(30)	Rule 12b-1 Plan of Astor Long/Short Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.
(m)(31)

Rule 12b-1 Plan of Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund (formerly known as Rady Opportunistic Fund and Rady Contrarian Fund) previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109 and hereby incorporated by reference.

(m)(32)	Rule 12b-1 Plan of The Lacerte Guardian Fund previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109, and hereby incorporated by reference.
(m)(33)

Rule 12b-1 Plan of MutualHedge Frontier Legends Fund previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.

(m)(34)

Rule 12b-1 Plan of Investment Partners Opportunities Fund previously filed on November 16, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 112, and hereby incorporated by reference.

(m)(35)	Rule 12b-1 Plan of The Biondo Focus Fund previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.
(m)(36)

Rule 12b-1 Plan of Generations Multi-Strategy Fund, previously filed on December 4, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(m)(37)

Rule 12b-1 Plan of Strategic Investing Long/Short Fund previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.

(m)(38)

Rule 12b-1 Plan of Arrow Managed Futures Trend Fund previously filed on April 29, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 148 and hereby incorporated by reference.

(m)(39)	Rule 12b-1 Plan of CIFG MaxBalancedSM Fund previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.
(m)(40)

Rule 12b-1 Plan of Princeton Futures Strategy Fund previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.

(m)(41)	Rule 12b-1 Plan of Chadwick & D’Amato Fund previously filed on June 10, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 157, and hereby incorporated by reference.
(m)(42)	Rule 12b-1 Plan of 13D Activist Fund to be filed by amendment.
(m)(43)	Rule 12b-1 Plan of CIFG MaxOppSM Fund previously filed on July 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 167, and hereby incorporated by reference.
(m)(44)	Rule 12b-1 Plan of Leader Total Return Fund previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(m)(45)

Rule 12b-1 Plan of Altegris Managed Futures Strategy Fund previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.

(m)(46)	Rule 12b-1 Plan of Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.
(m)(47)

Rule 12b-1 Plan of PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(m)(48)

Rule 12b-1 Plan of RAM Risk-Managed Growth Fund previously filed on September 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 179, and hereby incorporated by reference.

(m)(49)

Rule 12b-1 Plan of GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(m)(50)

Rule 12b-1 Plan of Bishop Volatility Flex Fund previously filed on November 1, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 185, and hereby incorporated by reference.

(m)(51)

Rule 12b-1 Plan of CWC Small Cap Aggressive Value Fund previously filed on December 3, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 189, and hereby incorporated by reference.

(m)(52)	Rule 12b-1 Plan of The FX Strategy Fund previously filed on January 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 204, and hereby incorporated by reference.
(m)(53)

Rule 12b-1 Plan of Arrow Commodity Strategy Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 196, and hereby incorporated by reference.

(m)(54)	Rule 12b-1 Plan of 7Twelve Balanced Fund previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.
(m)(54)

Rule 12b-1 Plan of Bandon Isolated Alpha Fixed Income Fund previously filed on December 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 193, and hereby incorporated by reference.

(m)(56)

Rule 12b-1 Plan of Beech Hill Total Return Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 197, and hereby incorporated by reference.

(m)(57)

Rule 12b-1 Plan of Navigator Equity Hedged Fund previously filed on January 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 199, and hereby incorporated by reference.

(m)(57)

Rule 12b-1 Plan of Tatro Capital Tactical Appreciation Fund previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.

(m)(59)

Rule 12b-1 Plan of Grant Park Managed Futures Strategy Fund previously filed on March 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 227, and hereby incorporated by reference.

(m)(60)	Rule 12b-1 Plan of GPS Multiple Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.
(m)(61)	Rule 12b-1 Plan of Diversified Risk Parity Fund previously filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 254, and hereby incorporated by reference.
(m)(62)

Rule 12b-1 Plan of SCA Absolute Return Fund and SCA Directional Fund previously filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 254, and hereby incorporated by reference.

(m)(63)	Rule 12b-1 Plan of Avant II Tracking Fund to be filed by amendment.
(m)(64)

Form of Rule 12b-1 Plan of Altegris Macro Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(m)(65)	Rule 12b-1 Plan of Zeo Strategic Income Fund previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference. .
(m)(66)	Rule 12b-1 Plan of The Giralda Fund to be filed by amendment.
(m)(67)	Form of Rule 12b-1 Plan of Iron Horse Fund previously filed on May 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 249, and hereby incorporated by reference.
(m)(68)

Rule 12b-1 Plan of Mosaic Managed Futures Strategy Fund previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference.  .

(m)(69)

Form of Rule 12b-1 Plan of Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund previously filed on May 24, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 256, and hereby incorporated by reference.

(m)(70)

Form of Rule 12b-1 Plan of Altrius Small Cap Value Fund was previously filed on June 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 273, and hereby incorporated by reference.

(m)(71)

Form of Rule 12b-1 Plan of Ascendant Balanced Fund, Ascendant Natural Resources Fund and Ascendant MultiCap Equity Fund previously filed on June 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 274, and hereby incorporated by reference.

(m)(72)	Rule 12b-1 Plan of Ginkgo Multi-Strategy Fund previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference. .
(m)(73)

Form of Rule 12b-1 Plan of Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference.

(m)(74)

Form of Rule 12b-1 Plan of Peregrine Gold Silver Alpha Strategy Fund previously filed on August 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(m)(75)

Form of Rule 12b-1 Plan of Triex Long/Short Fund previously filed on August 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 300, and hereby incorporated by reference.

(m)(76)	Rule 12b-1 Plan of Avant Gold Coin Strategy Fund to be filed by amendment.
(m)(77)	Rule 12b-1 Plan of Altegris Futures Evolution Strategy Fund to be filed by amendment.
(m)(78)	Rule 12b-1 Plan of RPG Emerging Market Premium Sector Rotation Fund to be filed by amendment.
(n)	Rule 18f-3 Plan to add RPG Emerging Market Premium Sector Rotation Fund to be filed by amendment.
(p)(1)

Code of Ethics of Northern Lights Distributors, LLC, previously filed on October 30, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 32, and hereby incorporated by reference.

(p)(2)	Code of Ethics of Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.
(p)(3)

Code of Ethics of Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(p)(4)

Code of Ethics of Capital Group, Inc. (D.B.A. Biltmore Investment Group) previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(p)(5)	Code of Ethics of Arrow Investment Advisors, LLC previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.
(p)(6)

Code of Ethics of Dorsey, Wright & Associates, Inc previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.

(p)(7)

Code of Ethics of Rhoads Lucca Capital Partners, LP previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(p)(8)	Code of Ethics of Changing Parameters, LLC previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.
(p)(10)

Code of Ethics of The Pacific Financial Group, Inc. previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(p)(11)

Code of Ethics of Sherwood Advisors, LLC (D.B.A. Gratio Capital) previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(p)(12)

Code of Ethics of Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(p)(13)

Code of Ethics of Anchor Capital Management Group, Inc., previously filed on February 12, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 37, and hereby incorporated by reference.

(p)(14)

Code of Ethics of Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), previously filed on March 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 40, and hereby incorporated by reference.

(p)(15)	Code of Ethics of Emerald Asset Advisors, LLC, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.
(p)(16)

Code of Ethics of Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(p)(17)	Code of Ethics of EM Capital Management, LLC previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(p)(18)	Code of Ethics of Equinox Fund Management, LLC, previously filed on July 9, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 51, and hereby incorporated by reference.
(p)(19)	Code of Ethics of Three G Financial, LLC, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.
(p)(20)	Code of Ethics of Wade Financial Group, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.
(p)(21)

Code of Ethics of SouthernSun Asset Management, Inc. previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(p)(22)	Code of Ethics of Toews Corporation, previously filed on November 7, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 70, and hereby incorporated by reference.
(p)(23)	Code of Ethics of Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.
(p)(24)

Code of Ethics of CMG Capital Management Group, Inc. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(25)	Code of Ethics of Traub Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(26)	Code of Ethics of Bandon Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(27)	Code of Ethics of Heritage Capital, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(28)

Code of Ethics of Schreiner Capital Management, Inc. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(29)	Code of Ethics of Scotia Partners, Ltd. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(30)	Code of Ethics of Incline Asset Management, LLC previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.
(p)(31)	Code of Ethics of Sarasota Capital Partners, LLC previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.
(p)(32)

Code of Ethics of Bull Path Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(33)	Code of Ethics of Summit Portfolios Advisors, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.
(p)(34)	Code of Ethics of Montebello Partners, LLC previously filed on September 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.
(p)(35)	Code of Ethics of Chariot Advisors, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.
(p)(36)	Code of Ethics of BTS Asset Management, LLC previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.
(p)(37)	Code of Ethics of Astor Asset Management, LLC previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.
(p)(38)	Code of Ethics of Rady Asset Management, LLC previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.
(p)(39)

Code of Ethics of Lacerte Capital Advisors, LLC previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.

(p)(40)

Code of Ethics of Barclays Capital Fund Services-Americas previously filed on September 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(p)(41)

Code of Ethics of Winans International Investment Management, Inc. previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.

(p)(42)

Code of Ethics of Investment Partners Asset Management, Inc. previously filed on October 2, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 107, and hereby incorporated by reference.

(p)(43)	Code of Ethics of FocusPoint Solutions, Inc. previously filed on February 12, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 127, and hereby incorporated by reference.
(p)(44)	Code of Ethics of Strategic Investing Funds, LLC previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.
(p)(45)

Code of Ethics of Capstone Investment Financial Group, Inc previously filed on April 29, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 147, and hereby incorporated by reference.

(p)(46)

Code of Ethics of Dunn Warren Investment Advisors, LLC previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.

(p)(47)

Code of Ethics of Mount Yale Asset Management, LLC previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(p)(48)	Code of Ethics of 6800 Capital, LLC previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(p)(49)

Code of Ethics of Congress Asset Management Company, LLP previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(p)(50)	Code of Ethics of Chadwick & D’Amato, LLC previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(p)(51)	Code of Ethics of 13D Management, LLC previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.
(p)(52)	Code of Ethics of Altegris Advisors, LLC previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(53)

Code of Ethics of Rodney Square Management Corporation, previously filed on September 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 179, and hereby incorporated by reference.

(p)(54)	Code of Ethics of W.E. Donoghue & Co., Inc. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(55)	Code of Ethics of Portfolio Strategies, Inc. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(56)	Code of Ethics of RAM Capital Management, LLC previously filed on July 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 163, and hereby incorporated by reference.
(p)(57)

Code of Ethics of Bishop Asset Management, LLC previously filed on November 1, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 185, and hereby incorporated by reference.

(p)(58)	Code of Ethics of CWC Advisors, LLC previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.
(p)(59)	Code of Ethics of BBW Capital Advisors previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.
(p)(60)

Code of Ethics of Loomis, Sayles & Company, L.P. previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference..

(p)(61)	Code of Ethics of 7Twelve Advisors, LLC previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.
(p)(62)	Code of Ethics of Beech Hill Advisors, Inc. previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.
(p)(63)

Code of Ethics of Clark Capital Management Group, Inc. previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference.

(p)(64)	Code of Ethics of Tatro Capital, LLC previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.
(p)(65)

Code of Ethics of Knollwood Investment Advisors, LLC previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.

(p)(66)

Code of Ethics of GPS Capital Management, LLC previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.

(p)(67)	Code of Ethics of Risk Paradigm Group, LLC previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.
(p)(68)	Code of Ethics of Genesis Capital, LLC previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference.
(p)(69)	Code of Ethics of Avant Capital Management, LLC previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.
(p)(70)	Code of Ethics of CWM, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference..
(p)(71)	Code of Ethics of Zeo Capital Advisors, LLC to be filed by amendment.
(p)(72)

Code of Ethics of Brinton Eaton Associates, Inc. previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference.

(p)(73)	Code of Ethics of Van Hulzen Asset Management, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(74)	Code of Ethics of Mosaic Capital Management, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(75)	Code of Ethics of Fusion Investment Group, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(76)

Code of Ethics of Altrius Institutional Asset Management, LLC previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(p)(77)	Code of Ethics of Ascendant Advisors, LLC previously filed on June 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 274, and hereby incorporated by reference.
(p)(78)	Code of Ethics of Winch Advisory Services, LLC to be filed by amendment.
(p)(79)

Code of Ethics of Absolute Private Wealth Management, LLC previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference.  .

(p)(80)	Code of Ethics of Horizon Cash Management LLC previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference. .
(p)(81)	Code of Ethics of Peregrine Capital Advisors, Inc. to be filed by amendment.
(p)(82)	Code of Ethics of Triex Financial Services, Inc. previously filed on July 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 281, and hereby incorporated by reference.
(p)(83)	Code of Ethics of Doubleline Capital LP to be filed by amendment.

ITEM 29.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 30.

INDEMNIFICATION.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:  any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Underwriting Agreement provides that the Registrant agrees to indemnify, defend and hold Northern Lights Distributors (NLD), its several officers and directors, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and directors, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus, (ii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iii) the Registrant’s  failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, or (iv)  the Registrant’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis.

The Fund Accounting, Transfer Agency and Administration Service Agreements with Gemini Fund Services (GFS) provides that the Registrant agrees to indemnify and hold GFS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Registrant’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Registrant’s lack of good faith, gross negligence or willful misconduct with respect to the Registrant’s performance under or in connection with this Agreement.

The Consulting Agreement with Northern Lights Compliance Services, LLC (NLCS) provides that the Registrant agree to indemnify and hold NLCS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Trust’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Trust’s lack of good faith, gross negligence or willful misconduct with respect to the Trust’s performance under or in connection with the Agreement.  NLCS shall not be liable for, and shall be entitled to rely upon, and may act upon information, records and reports generated by the Trust, advice of the Trust, or of counsel for the Trust and upon statements of the Trust’s independent accountants, and shall be without liability for any action reasonably taken or omitted pursuant to such records and reports

ITEM 31.

BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to the business and other connections of each Advisor of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Investment Advisor” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.”  The information required by this Item 26 with respect to each director, officer or partner of each Advisor is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  Each Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Critical Math Advisors LLC, the Adviser to the Adaptive Allocation Fund -- File No. 801 - 65306

Biondo Investment Advisors, LLC, the Adviser to The Biondo Growth Fund and The Biondo Focus Fund-- File No. 801 - 62775

Arrow Investment Advisors, LLC, the Adviser to the Arrow DWA Balanced Fund, Arrow DWA Systematic RS Fund, Arrow DWA Tactical Fund, Arrow Alternative Solutions Fund, Arrow Managed Futures Trend Fund and Arrow Commodity Strategy Fund-- File No. 801 - 66595

Dorsey, Wright & Associates, Inc., the Sub-Adviser to the Arrow DWA Systematic RS Fund, Arrow DWA Balanced Fund and Arrow DWA Tactical Fund -- File No. 801 - 29045

Rhoads Lucca Capital Partners, LP, the Adviser to Autopilot Managed Growth Fund -- File No. 801 - 64590

Changing Parameters, LLC, the Adviser to Changing Parameters Fund -- File No. 801-63495

The Pacific Financial Group, Inc., the Adviser to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund -- File No. 801 - 18151

Gratio Capital, Inc., the Adviser to the Gratio Values Fund, GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund -- File No. 801 - 68764

Wright Fund Management, LLC, the Adviser of Sierra Core Retirement Fund – File No. 801- 68554

Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company0, the Adviser of Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund0, Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund0 – File No. 801 – 16937

Emerald Asset Advisors, LLC, the Adviser of EAS Genesis Fund – File No. 801 – 56946

Kerns Capital Management, Inc., the Adviser of the KCM Macro Trends Fund – File No. 801 – 57482

Equinox Fund Management, LLC, the Adviser of the MutualHedge Funds – File No. 801- 67852

Three G Financial, LLC, the Adviser of the Generations Multi-Strategy Fund – File No. 801- 69579

Wade Financial Group, the Adviser of the Wade Core Destination Fund – File No. 801-47676

SouthernSun Asset Management, Inc., the Adviser of the SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund – File No. 801- 34451

Toews Corporation, the Adviser of the Toews Hedged Emerging Markets Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund, Toews Hedged Small & Mid Cap Fund and Toews Hedged Commodities Fund– File No. 801- 47765

Leader Capital Corp., the Adviser of the Leader Short Term Bond Fund and Leader Total Return Fund – File No. 801- 56684

CMG Capital Management Group, Inc, the Adviser of the CMG Absolute Return Strategies Fund – File No. 801-43455

Anchor Capital Management Group, LLC, Sub-Adviser of the CMG Absolute Return Strategies Fund – File No. - 801-69345

Traub Capital Management, LLC, the Sub-Adviser to the CMG Absolute Return Strategies Fund and Adviser to The FX Strategy Fund- File No. 801-70068.

Bandon Capital Management, LLC, the Adviser of the Bandon Isolated Alpha Fixed Income Fund - File No. 801-68367

Heritage Capital, LLC, the Sub-Adviser to the CMG Absolute Return Strategies Fund - File No. 801-70050.

Scotia Partners, Ltd., the Sub-Adviser to the CMG Absolute Return Strategies Fund - File No. 801-69997.

Incline Asset Management, LLC, the Adviser of the Incline Capital Smart Swtich Fund – File No. 801-69747

Sarasota Capital Partners, LLC, the Adviser of The Currency Strategies Fund – File No. 801-68409

Bull Path Capital Management, LLC, the Adviser of The Long-Short Fund and Bull Path Mid-Cap Growth Fund – File No. 801- 65532

Summit Portfolio Advisors, LLC, the Adviser of The Collar Fund – File No. 801-70098

Montebello Partners, LLC, the Adviser of the GMG Defensive Beta Fund – File No. 801-70164

Barclays Capital Fund Services, the Sub-Adviser of the GMG Defensive Beta Fund – File No. 801-69700

Chariot Advisors, LLC, the Adviser of the Chariot Absolute Currency Fund – File No. 801-69623.

BTS Asset Management, Inc., the Adviser of the BTS Bond Asset Allocation Fund – File No.

801-14895.

Astor Asset Management, LLC, the Adviser of the Astor Long/Short Fund, Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund – File No. 801-61526.

Rady Asset Management, LLC, the Adviser of the Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund – File No. 801-70446.

Lacerte Capital Advisors, LLC, the Adviser of The Lacerte Guardian Fund – File No. 801-68358.

Winans International Investment Management Inc., the Adviser of the Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) – File No.801-43327.

Investment Partners Asset Management, Inc., the Adviser of the Investment Partners Opportunities Fund – File No. 801-61906.

FocusPoint Solutions, Inc., the Sub-Adviser of the Generations Multi-Strategy Fund – File No. 801-63028.

Strategic Investing Funds, LLC, the Adviser of Strategic Investing Long/Short Fund – File No. 801-71055.

Capstone Investment Financial Group, Inc, the Adviser of CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund – File No. 801-70403.

Dunn Warren Investment Advisors, LLC, the Sub-Adviser of the CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund – File No. 801-67699.

Mount Yale Asset Management, LLC, the Adviser of Princeton Futures Strategy Fund – File No. 801-63221.

6800 Capital, LLC, the Sub-Adviser of Princeton Futures Strategy Fund – File No. 801-69750.

Congress Asset Management Company, LLP the Sub-Adviser of Princeton Futures Strategy Fund – File No. 801-69845.

Chadwick & D’Amato, LLC, the Adviser of Chadwick & D’Amato Fund – File No. 801-62604.

13D Management, LLC, the Adviser of 13D Activist Fund – File No. 801-71577.

Altegris Advisors, LLC, the Adviser of Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund and Altegris Futures Evolution Strategy Fund – File No. 801-71496.

Rodney Square Management Corporation, the Sub-Adviser of Altegris Managed Futures Strategy Fund – File No. 801-22071.

W.E. Donoghue & Co., Inc., the Adviser of Power Income Fund – File No. 801-27959.

Portfolio Strategies, Inc., the Adviser of PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund – File No. 801-18475.

Howard Capital Management, Inc., the Sub-Adviser of the CMG Absolute Return Strategies Fund – File No. 801-69763

Avant Capital Management I, LLC, the Adviser of Avant II Tracking Fund and Avant Gold Coin Strategy Fund – File No. 801-68387.

RAM Capital Management LLC, the Adviser of the RAM Risk-Managed Growth Fund – File No. 801-71664.

Bishop Asset Management LLC, the Adviser of the Bishop Volatility Flex Fund – File No. 801-71810.

CWC Advisors, LLC, the Adviser of the CWC Small Cap Aggressive Value Fund – File No. 801-62369.

BBW Capital Advisors, the Adviser of the TransWestern Institutional Short Duration Government Bond Fund – File No. 801-67113.

Loomis, Sayles & Company, L.P., the Sub-Adviser of the TransWestern Institutional Short Duration Government Bond Fund – File No. 801-170.

7Twelve Advisors, LLC, the Adviser of the 7Twelve Balanced Fund – File No. 801-71758.

Beech Hill Advisors, Inc., the Adviser of the Beech Hill Total Return Fund – File No. 801-31503.

Clark Capital Management Group Inc., the Adviser of the Navigator Equity Hedged Fund – File No. 801-28445.

Tatro Capital, LLC, the Adviser of the Tatro Capital Tactical Appreciation Fund – File No. 801-72224.

Knollwood Investment Advisors, LLC, the Advisor of the Grant Park Managed Futures Strategy Fund – File No. 801-72068.

GPS Capital Management, LLC, the Advisor of the GPS Multiple Strategy Fund – File No. 801-64685.

Fusion Investment Group, LLC, the Advisor of the Global Fusion Tactical Equity Fund and Global Fusion Long/Short Fund – File No. 801-70495

Risk Paradigm Group, LLC, the Advisor of the Diversified Risk Parity Fund and RPG Emerging Market Premium Sector Rotation Fund – File No. 801-72141.

Genesis Capital LLC, the Advisor of the SCA Absolute Return Fund and SCA Directional Fund – File No. 801-62613.

CWM, LLC, the Sub-Advisor of the EAS Genesis Fund and EAS Global Cycle Fund – File No. 801-72037.

Zeo Capital Advisors, LLC, the Advisor of the Zeo Strategic Income Fund – File No. 801-72287.

Brinton Eaton Associates, Inc., the Advisors of The Giralda Fund – File No. 801-35421.

Van Hulzen Asset Management, LLC, the Advisor of Iron Horse Fund – File No. 801-61884.

Mosaic Capital Management, LLC, the Advisor of Mosaic Managed Futures Strategy Fund – File No.801-72237.

Altrius Institutional Asset Management, LLC, the Advisor of Altrius Small Cap Value Fund – File No. 801-72306.

Ascendant Advisors, LLC, the Advisor of Ascendant Balanced Fund, Ascendant Natural Resources Fund and Ascendant MultiCap Equity Fund – File No. 801-72278.

Winch Advisory Services LLC, the Advisor of Ginkgo Multi-Strategy Fund – File No. 801-55488.

Absolute Private Wealth Management LLC, the Advisor of Quantitative Managed Futures Strategy Fund – File No. 801-72461

Horizon Cash Management LLC, the Sub-Advisor of Quantitative Managed Futures Strategy Fund – File No. 801- 47928

Peregrine Capital Advisors, Inc. the Advisor of Peregrine Gold Silver Alpha Strategy Fund – File No. to be filed by amendment.

Triex Financial Services, Inc. the Advisor of Triex Long/Short Fund – File No. to be filed by amendment.

Doubleline Capital LP, the Sub-Adviser of Altegris Futures Evolution Strategy Fund – File 801-70942.

F-Squared Institutional Advisors, LLC, the Sub-Adviser of RPM Emerging Market Premium Sector Rotation Fund – File 801-71753.

ITEM 32.

PRINCIPAL UNDERWRITER.

(a)

Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Northern Lights Fund Trust, except Leader Short-Term Bond Fund and Leader Total Return Fund. NLD also acts as principal underwriter for the following:

AdvisorOne Funds, Bryce Capital Funds, Copeland Trust, Epiphany Funds, Ladenburg Thalmann Alternative Strategies Fund, Miller Investment Trust, Nile Capital Investment Trust, North Country Funds, Northern Lights Variable Trust, Roge Partners Funds and The Saratoga Advantage Trust.

Foreside Distribution Services, LP (“Foreside”) serves as the underwriter to Leader Short-Term Bond Fund and Leader Total Return Fund and also acts as principal underwriter for the following:

American Independence Funds Trust, The Bjurman, Barry Funds, Capital One Funds, Commonwealth International Series Trust, The Coventry Group, Coventry Funds Trust, First Focus Funds, Inc., HSBC Advisor Funds Trust, HSBC Investor Funds, Lou Holland Trust, Pacific Capital Funds (including CATS and Hawaiian Trust), PNC Funds, RMR Series Trust, STI Classic Funds, STI Classic Variable Trust, The 3800 Fund, The Blue Fund Group and Vintage Mutual Funds, Inc..

(b)

NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of NLD is 4020 South 147th Street, Omaha, Nebraska 68137.  NLD is an affiliate of Gemini Fund Services, LLC.  To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
W. Patrick Clarke	Manager	None
Brian Nielsen	Manager, President, Secretary	None
Daniel Applegarth	Treasurer	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None

Foreside Distribution Services, LP is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of Foreside is 10 High Street, Suite 302, Boston, MA 02110.  To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Mark S. Redman	President and Director	None
Elliott Dobin	Secretary	None
Wayne A. Rose	Co-Chief Compliance Officer	None
Linda C. Carley	Chief Compliance Officer	None
James E. (Ed) Pike	Financial and Operations Principal	None

(c)

Not Applicable.

ITEM 33.

LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchanged Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

Bank of New York Mellon (“BONY”), located at One Wall Street, New York, New York 10286, provides custodian services to The Biondo Growth Fund, Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund), Changing Parameters Fund, Gratio Values Fund, Pacific Financial Core Equity Fund, Pacific Financial Explorer Fund, Pacific Financial International Fund, Pacific Financial Strategic Conservative Fund, Pacific Financial Tactical Fund, The Biondo Focus Fund,  Arrow Managed Futures Trend Fund, GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund pursuant to a Custody Agreement between BONY and the Trust.

First National Bank of Omaha (“FNBO”), located at 1620 Dodge Street, Omaha, NE 68197, provides custodian services to the Adaptive Allocation Fund, the Autopilot Managed Growth Fund, Sierra Core Retirement Fund, Wintrust Capital Disciplined Equity Fund, EAS Genesis Fund, Wade Core Destination Fund, SouthernSun Small Cap Fund, SouthernSun U.S. Equity Fund, Wayne Hummer Real Estate 130/30 Fund, Wintrust Capital Small Cap Opportunity Fund and Incline Capital Smart Switch Fund pursuant to a Custody Agreement between FNBO and the Trust.

Union Bank, National Association, 350 California Street 6th Floor, San Francisco, California  94104 (Union), provides custodian services to the Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow DWA Systematic RS Fund, Arrow Alternative Solutions Fund, MutualHedge Funds, The Long-Short Fund, The Collar Fund, BTS Bond Asset Allocation Fund, Astor Long/Short Fund, Rady Opportunistic Value Fund, Rady Contrarian Long/Short Fund, The Lacerte Guardian Fund, GMG Defensive Beta Fund, Winans Long/Short Fund, Investment Partners Opportunities Fund, Strategic Investing Long/Short Fund. Arrow Managed Futures Trend Fund, CIFG MaxBalancedSM Fund, Princeton Futures Strategy Fund Power Income Fund, PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth, CIFG MaxOppSM Fund CWC Small Cap Aggressive Value Fund, Bandon Isolated Alpha-Fixed Income Fund, Chadwick & D’Amato Fund, Arrow Commodity Strategy Fund, RAM Risk managed-Growth Fund, TransWestern Institutional Short Duration Government Bond Fund, Bishop Volatility Flex Fund. 7Twelve Balanced Fund, 13D Activist Fund, Beech Hill Total Return Fund, Navigator Equity Hedged Fund, GPS Multiple Strategy Fund, Diversified Risk Parity Fund, Peregrine Gold Silver Alpha Strategy Fund, Tatro Capital Appreciation Fund,  Avant II Tracking Fund, Ginkgo Multi-Strategy Fund, Altrius Small Cap Value Fund and Triex Long/Short Fund pursuant to a Custody Agreement between Union and the Trust.

Fifth Third Bank (“Fifth Third”), 38 Fountain Square Plaza Cincinnati, Ohio 45263, provides custodian services to KCM Macro Trends Fund, Generations Multi-Strategy Fund, the Leader Short-Term Bond Fund, Leader Total Return Fund, Toews Hedged Emerging Markets Fund, CMG Absolute Return Strategies Fund, The Currency Strategies Fund, Chariot Absolute Return Currency Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund pursuant to a Custody Agreement between Fifth Third and the Trust.

Wilmington Trust Company (“Wilmington”), 1100 North Market Street, Wilmington, Delaware19890, provides custodian services to Altegris Managed Futures Strategy Fund pursuant to a Custody Agreement between Wilmington and the Trust.

JPMorgan Chase Bank (“JPMorgan”), 270 Park Avenue, New York, NY 10017, provides custodian services to Altegris Macro Strategy Fund pursuant to a Custody Agreement between JPMorgan and the Trust.

Gemini Fund Services, LLC (“GFS”), located at 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137, provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreements between GFS and the Trust.  In such capacities, GFS provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders.  GFS also maintains all records required pursuant to Administrative Service Agreements with the Trust.

NLD, located at 4020 South 147th Street, Omaha, Nebraska 68137, serves as principal underwriter for all series of Northern Lights Fund Trust, except Leader Short-Term Bond Fund and Leader Total Return Fund. NLD maintains all records required to be maintained pursuant to each Fund’s Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the 1940 Act.

Foreside Distribution Services, LP, located at 10 High Street, Suite 302, Boston, MA 02110, serves as principal underwriter for Leader Short-Term Bond Fund and Leader Total Return Fund and maintains all records required to be maintained pursuant to the Fund’s Distribution Plan and Agreements adopted pursuant to Rule 12b-1 under the 1940 Act.

Critical Math Advisors LLC, located at 29 Emmons Drive, Suite A-20, Princeton, NJ  08540, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Adaptive Allocation Fund.

Biondo Investment Advisors, LLC, located at 544 Routes 6 & 209, PO Box 909, Milford, Pennsylvania 18337, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Biondo Growth Fund and The Biondo Focus Fund.

Arrow Investment Advisors, LLC, located at 2943 Olney-Sandy Spring Road, Suite A, Olney, Maryland 20832, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Arrow DWA Balanced Fund, Arrow DWA Systematic RS Fund, Arrow DWA Tactical Fund, Arrow Alternative Solutions Fund, Arrow Managed Futures Trend Fund and Arrow Commodity Strategy Fund.

Dorsey, Wright & Associates, Inc., located at with offices at 8014 Midlothian Turnpike, Richmond, Virginia 23235 and 595 East Colorado Blvd., Suite 307, Pasadena, CA  91101, pursuant to the Sub-Advisory Agreement with Arrow Investment Advisors, LLC, maintains all records required pursuant to such agreement with respect to the Arrow DWA Systematic RS Fund, Arrow DWA Balanced Fund and Arrow DWA Tactical Fund.

Rhoads Lucca Capital Partners, LP, located at 14911 Quorum Drive, Suite 380, Dallas Texas 75254, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Autopilot Managed Growth Fund.

Changing Parameters, LLC, located at 250 Oak Grove Avenue, Suite A, Menlo Park, California 94025, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Changing Parameters Fund.

The Pacific Financial Group, Inc., located at 10900 NE 8th Street, Suite 1523, Bellevue, WA 98004, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund.

Gratio Capital, Inc., located at 155 Water Street, Brooklyn, NY 11201 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Gratio Values Fund, GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund.

Wright Fund Management, LLC, located at 3420 Ocean Park Boulevard, Santa Monica, CA  90405, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Sierra Core Retirement Fund.

Wintrust Asset Management Company, located at 222 South Riverside Plaza, 28th Floor, Chicago, Illinois 60606, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Wintrust Capital Disciplined Equity Fund, Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund.

Emerald Asset Advisors, LLC, located at 2843 Executive Park Drive, Weston, Florida 33331, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to EAS Genesis Fund.

Kerns Capital Management, Inc., located at Galleria Financial Center, 5075 Westheimer Road, Suite 1177, Houston, Texas 77056, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the KCM Macro Trends Fund.

Equinox Fund Management, LLC, 1660 Lincoln Street, Suite 100, Denver, CO 80264, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the MutualHedge Funds.

Three G Financial, LLC, 5940 South Rainbow Boulevard, Las Vegas, Nevada 89118, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Generations Multi-Strategy Fund.

Wade Financial Group, 5500 Wayzata Blvd, STE 200, Minneapolis, MN 55416, pursuant to the Advisory Agreement with the Trust, maintains all records, required pursuant to such agreement with respect to the Wade Core Destination Fund.

SouthernSun Asset Management, LLC, 6000 Poplar Avenue, Suite 220, Memphis, Tennessee  38119, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund.

Toews Corporation, Cornerstone Commerce Center, 1201 New Road, Suite 111, Linwood, NJ  08221, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Toews Hedged Emerging Markets Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund, Toews Hedged Small & Mid Cap Fund and Toews Hedged Commodities Fund.

Leader Capital Corp., 121 SW Morrison St., Suite 425, Portland, OR 97204, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Leader Short-Term Bond Fund and Leader Total Return Fund.

CMG Capital Management Group, LLC, 150 North Radnor-Chester Road, Suite A150, Radnor, PA 19087, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Anchor Capital Management Group, LLC, 16140 Sand Canyon Avenue, Irvine, CA 92618, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Traub Capital Management, LLC 97 Chapel Street 3rd Floor, Needham, MA 02492, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund. Also pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The FX Strategy Fund.

Bandon Capital Management, LLC, 818 SW 3rd Ave. #240, Portland OR 97204-2405, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Bandon Isolated Alpha Fixed Income Fund.

Heritage Capital, LLC, 1 Bradley Road, Suite 202 Woodbridge CT 06525, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Scotia Partners, Ltd., 436 Ridge Road, Spring City, PA 19475, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Incline Asset Management, LLC, 4741 Caughlin Parkway, Suite 2, Reno, NV  89519, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Incline Capital Smart Switch Fund.

Sarasota Capital Partners, LLC, 460 South Tamiami Trail, Osprey, Florida 34229, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Currency Strategies Fund.

Bull Path Capital Management, LLC, 335 Madison Avenue, New York, NY  10017, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Long-Short Fund and Bull Path Mid-Cap Growth Fund.

Summit Portfolio Advisors, LLC 12606 Julian Street, Broomfield, Colorado 80020, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Collar Fund.

Montebello Partners, LLC, 75 Montebello Road, Suffern, New York 10901, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the GMG Defensive Beta Fund.

Barclays Capital Fund Services, 745 Seventh Avenue, New York, NY 10021, pursuant to the Sub-Advisory Agreement with Montebello Partners, LLC, maintains all records required pursuant to such agreement with respect to the GMG Defensive Beta Fund.

Chariot Advisors, LLC located at 8010 Arco Corporate Drive, Suite 175, Raleigh, North Carolina 27617, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Chariot Absolute Return Currency Fund.

BTS Asset Management, Inc. located at 420 Bedford Street, Suite 340, Lexington, MA  02420, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the BTS Bond Asset Allocation Fund.

Astor Asset Management, LLC located at 111 South Wacker Drive, Suite 3950, Chicago, IL 60606, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Astor Long/Short Fund, Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund.

Rady Asset Management, LLC located at 6001 La Jolla Scenic Drive South, La Jolla, CA 92037 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund.

Lacerte Capital Advisors, LLC located at 2811 McKinney Avenue, Suite 206, Dallas, TX 75204, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Lacerte Guardian Fund.

Winans International Investment Management, Inc. located at 330 Ignacio Boulevard, Suite 203, Novato, CA 94949, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund).

Investment Partners Asset Management, Inc. located at 1 Highland Avenue, Metuchen, NJ 08840 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Investment Partners Opportunities Fund.

FocusPoint Solutions, Inc., 3395 SW Gardenview Ave, Portland, OR 97225, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Generations Multi-Strategy Fund.

Strategic Investing Funds, LLC, 2435 N. Central Expressway, Suite 888, Richardson, TX 75080, pursuant to the Investment Advisory Agreement with the Trust, maintains all records requires pursuant to such agreement with respect to Strategic Investing Long/Short Fund.

Capstone Investment Financial Group, Inc., 615 N. Nevada Avenue, Colorado Springs, CO 80903, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund.

Dunn Warren Investment Advisors, LLC, 6143 S. Willow Drive, Suite 102, Greenwood Village, CO 80111, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund.

Mount Yale Asset Management, LLC, 1125 17th Street, Suite 1400, Denver, CO 80202, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Princeton Futures Strategy Fund.

6800 Capital, LLC, One Palmer Square, Suite 530, Princeton, NJ 08542, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Princeton Futures Strategy Fund.

Congress Asset Management Company, LLP, 2 Seaport Lane, Floor 5, Boston, MA 02210-2001, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Princeton Futures Strategy Fund.

Chadwick & D’Amato, LLC, 224 Main Street, PO Box 1978, New London, NH 03257, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Chadwick & D’Amato Fund.

13D Management, LLC, 200 East 61 Street, Suite 17C, New York, NY 10065, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the 13D Activist Fund.

Altegris Advisors, LLC, 1200 Prospect Street, Suite 400, La Jolla, CA 92037, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund and Altegris Evolution Strategy Fund.

Rodney Square Management Corporation, 1100 North Market Street, Wilmington, DE 19890, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Managed Futures Strategy Fund.

W. E. Donoghue & Inc., 629 Washington Street, Norwood, MA 02062 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Power Income Fund.

Portfolio Strategies, Inc., 1724 W Union Avenue, Suite 200, Tacoma, WA 98405 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund.

Avant Capital Management I, LLC, 401 E. Las Olas Blvd, #130, Fort Lauderdale, FL 33301, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Avant II Tracking Fund and Avant Gold Coin Strategy Fund.

RAM Capital Management LLC, 12 Larkspur Lane, Rye, NY 10580, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the RAM Risk-Managed Growth Fund.

Bishop Asset Management LLC, One Stamford Plaza, 263 Tresser Blvd, 9th Floor, Stamford, CT 06901, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Bishop Volatility Flex Fund.

CWC Advisors, LLC, 5800 SW Meadows Road, Suite 230, Lake Oswego, OR 97035, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CWC Small Cap Aggressive Value Fund.

BBW Capital Advisors, 1743 Wazee Street, Suite 250, Denver, CO 80202, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the TransWestern Institutional Short Duration Government Bond Fund.

Loomis, Sayles & Company, L.P., One Financial Center, Boston, MA 02111, pursuant to the Sub- Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the TransWestern Institutional Short Duration Government Bond Fund.

7Twelve Advisors, LLC, 1720 West End Ave., Suite 540 Nashville, TN 37203 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the 7Twelve Balanced Fund.

Bandon Capital Management, LLC, 317 SW Alder Street, Suite 1110, Portland, OR 97204 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Bandon Isolated Alpha Fixed Income Fund.

Beech Hill Advisors, Inc, 880 third Ave., 16th Floor, New York, NY 10022 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Beech Hill Total Return Fund.

Clark Capital Management Group, Inc., 1650 Market Street, 53rd Floor, Philadelphia, Pennsylvania 19103 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Navigator Equity Hedged Fund.

Tatro Capital, LLC, 104 Richmond Ave., Nicholasville, KY 40356 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Tatro Capital Tactical Appreciation Fund.

Knollwood Investment Advisors, LLC, 626 W. Jackson Street, Chicago, IL 60661 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Grant Park Managed Futures Strategy Fund.

GPS Capital Management, LLC, 2410 Camino Ramon, Suite 128, San Ramon, CA 94583 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the GPS Multiple Strategy Fund.

Fusion Investment Group, LLC, 1001 Corporate Drive, Suite 255, Canonsburg, PA 15317 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Global Fusion Tactical Equity Fund and the Global Fusion Long/Short Fund.

Risk Paradigm Group, LLC, 5900 Southwest Parkway, Building 5, Suite 500, Austin, TX 78735 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Diversified Risk Parity Fund and RPG Emerging Market Premium Sector Rotation Fund ..

Genesis Capital LLC, 7191 Wagner Way NW, Suite 302, Gig Harbor, WA 98335 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the SCA Absolute Return Fund and SCA Directional Fund.

CWM, LLC, Dodge Plaza, 13321 California Street, Omaha, NE 68154, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the EAS Genesis Fund and EAS Global Cycle Fund.

Zeo Capital Advisors, LLC, 555 California Street, Suite 5180 San Francisco, CA 94104, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Zeo Strategic Income Fund.

Brinton Eaton Associates, Inc., One Giralda Farms, Suite 130, Madison, NJ 07940, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Giralda Fund.

Van Hulzen Asset Management, LLC, 950 Iron Point Road, Suite 290, Folsom, CA 95630, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Iron Horse Fund.

Mosaic Capital Management, LLC, 7535 Windsor Drive, Suite A205, Allentown PA, 18195, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Mosaic Managed Futures Strategy Fund.

Altrius Institutional Asset Management, LLC, 1323 Commerce Drive, New Bern, NC, 28562, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Altrius Small Cap Value Fund.

Ascendant Advisors, LLC, Four Oaks Place, 1330 Post Oak Blvd, Suite 1550, Houston, TX, 77056, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund and Ascendant MultiCap Equity Fund.

Winch Advisory Services, LLC, 424 East Wisconsin Avenue, Appleton, WI 54911 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Ginkgo Multi-Strategy Fund.

Absolute Private Wealth Management LLC, 1001 West Loop South, Suite 811, Houston, TX 77027 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Quantitative Managed Futures Strategy Fund.

Horizon Cash Management LLC, 325 W. Huron Street, Suite 808, Chicago, IL 60654 pursuant to the Sub-Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Quantitative Managed Futures Strategy Fund.

J.P. Morgan Investment Management, Inc., 270 Park Avenue, New York, NY 10036, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Macro Strategy Fund.

Peregrine Capital Advisors, Inc., 311 West Monroe Street, Suite 1300, Chicago, IL 60606, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Peregrine Gold Silver Alpha Strategy Fund.

Triex Financial Services, Inc., 10470 W. 163rd Place, Orland Park, IL 60467, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Triex Long/Short Fund.

Doubleline Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Futures Evolution Strategy Fund.

F-Squared Institutional Advisors, LLC, 2221 Washington Street, Suite 201, Newton, MA 02462, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the  RPG Emerging Market Premium Sector Rotation Fund.

ITEM 34.

MANAGEMENT SERVICES.

Not applicable.

ITEM 35.

UNDERTAKINGS. See Item 30 above, second paragraph.

One or more of the Registrant’s series may invest up to 25% of its respective total assets in a wholly-owned and controlled subsidiary (each a “Subsidiary” and collectively the “Subsidiaries”).  Each Subsidiary will operate under the supervision of the Registrant.  The Registrant hereby undertakes that the Subsidiaries will submit to inspection by the Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 30 3 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized in the City of Hauppauge, State of New York on the 2 9 th day of August, 2011.

                                                          NORTHERN LIGHTS FUND TRUST

                                 (Registrant)

/s/ Andrew Rogers

By: Andrew Rogers,

President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Michael Miola*	Trustee & Chairman	August 2 9 , 2011
L. Merill Bryan*	Trustee	August 2 9 , 2011
Gary Lanzen*	Trustee	August 2 9 , 2011
Anthony Hertl*	Trustee	August 2 9 , 2011
Mark Taylor*	Trustee	August 2 9 , 2011
/s/ Andrew Rogers Andrew Rogers	President and Principal Executive Officer	August 2 9 , 2011
Kevin Wolf*	Treasurer and Principal Accounting Officer	August 2 9 , 2011

By:

Date:

/s/ James P. Ash, Esq.

August 2 9 , 2011

James Ash

*Attorney-in-Fact – Pursuant to Powers of Attorney previously filed on April 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 234, and hereby incorporated by reference.

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Counsel	(i)(2)
Consent of Independent Auditor	(j)(1)